May 20, 1998



Dear Shareholder:

It is our pleasure to report the results of the WST Growth & Income Fund for the fiscal year ending March 31, 1998. This is the Fund's first annual report, and we hope you have received the quarterly portfolio reviews. The Fund is off to a successful start with a total return since inception of 12.72% versus the 12.58% return of the Lipper Growth & Income Fund Index. We are especially pleased with these returns as the Fund held an above average level of money market funds. The average equity exposure was approximately 80% over this period versus the index of 91%, so risk adjusted performance was quite strong.

The Fund ended the quarter with approximately $7 million in assets. Interest in the Fund has increased as word has spread regarding its availability. The Fund is designed to produce long term appreciation with lower volatility using the firm's "Growth at a Reasonable Price" investment philosophy. Security selection is driven by the firm's exhaustive research efforts which have been strengthened recently with the addition of several new analysts. Research will drive returns during the future. Intelligent decisions allow the Fund's managers to purchase great businesses and sell companies which do not meet expectations.

Wilbanks, Smith & Thomas Asset Management Inc.'s view towards the financial markets remains positive although our internal indicators suggest a market correction is possible during the next several months. Rumors of a pending Fed rate increase is the "raison du jour" for a concern, but the Fund holds a stable of great businesses bought at reasonable prices with the majority of these companies posting record profits. We remain very positive about the outlook for your holdings for the next several years.

Interest rates will follow inflation and oil prices as they have historically. Both of these indicators remain at levels which suggest that no change in Fed policy is required. We continue to focus on our research efforts and will use market weakness to add to our favorite positions.

We would like to thank our shareholders for their support and confidence in the Fund. The principals of Wilbanks, Smith & Thomas remain among the largest shareholders of the Fund, so our interests are truly aligned with yours. The firm continues to invest in both personnel and technology so that we can maintain our edge in the research process. We anticipate a gradual shift in market leadership and managers will have an opportunity to more easily outperform the indices as the market becomes more selective. Again, performance will still be driven by strong research, and we are excited about the opportunities that lay ahead.

Please visit our website at wstam.com as you are "surfing the net". We welcome your comments and suggestions.



Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Norwood A. Thomas, Jr.
T. Carl Turnage
Lawrence A. Bernert, III

May 20, 1998


Dear Shareholder:

It is our pleasure to report the results of the WST Growth & Income Fund for the fiscal year ending March 31, 1998. This is the Fund's first annual report, and we hope you have received the quarterly portfolio reviews. The Fund is off to a successful start with a total return since inception of 6.37% (net after 3.75% sales charge). Without the deduction of the maximum sales load, the total return of the Fund was 10.52%. We are especially pleased with these returns as the Fund held an above average level of money market funds. The average equity exposure was approximately 80% over this period versus the index of 91%, so risk adjusted performance was quite strong.

The Fund ended the quarter with approximately $7 million in assets. Interest in the Fund has increased as word has spread regarding its availability. The Fund is designed to produce long term appreciation with lower volatility using the firm's "Growth at a Reasonable Price" investment philosophy. Security selection is driven by the firm's exhaustive research efforts which have been strengthened recently with the addition of several new analysts. Research will drive returns during the future. Intelligent decisions allow the Fund's managers to purchase great businesses and sell companies which do not meet expectations.

Wilbanks, Smith & Thomas Asset Management Inc.'s view towards the financial markets remains positive although our internal indicators suggest a market correction is possible during the next several months. Rumors of a pending Fed rate increase is the "raison du jour" for a concern, but the Fund holds a stable of great businesses bought at reasonable prices with the majority of these companies posting record profits. We remain very positive about the outlook for your holdings for the next several years.

Interest rates will follow inflation and oil prices as they have historically. Both of these indicators remain at levels which suggest that no change in Fed policy is required. We continue to focus on our research efforts and will use market weakness to add to our favorite positions.

We would like to thank our shareholders for their support and confidence in the Fund. The principals of Wilbanks, Smith & Thomas remain among the largest shareholders of the Fund, so our interests are truly aligned with yours. The firm continues to invest in both personnel and technology so that we can maintain our edge in the research process. We anticipate a gradual shift in market leadership and managers will have an opportunity to more easily outperform the indices as the market becomes more selective. Again, performance will still be driven by strong research, and we are excited about the opportunities that lay ahead.

Please visit our website at wstam.com as you are "surfing the net". We welcome your comments and suggestions.



Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Norwood A. Thomas, Jr.
T. Carl Turnage
Lawrence A. Bernert, III

                            WST GROWTH & INCOME FUND
                              Institutional Shares

                    Performance Update - $25,000 Investment
            For the period from September 30, 1997 to March 31, 1998


              WST Growth &    70% S&P 500 Index
              Income Fund     20% Lehman Inter Gov/Corp Bond   Lipper Growth &
              Inst. Shares    10% Russell 2000 Index           Income Fund Index

  9/30/97     25,000          25,000                           25,000

 10/31/97     24,202          24,367                           24,170

 11/30/97     24,775          25,147                           24,844

 12/31/97     25,502          25,539                           25,264

  1/31/98     25,428          25,778                           25,312

  2/28/98     27,000          27,264                           26,899

  3/31/98     28,180          28,390                           28,145



This graph depicts the performance of the WST Growth & Income Fund Institutional Shares versus the Lipper Growth and Income Fund Index and a combined index of 70% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 10% Russell 2000 Index. It is important to note that the WST Growth & Income Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Cumulative Total Return

-----------------------
    Since Inception
-----------------------
         12.72%
-----------------------



The graph assumes an initial $25,000 investment at September 30, 1997. All dividends and distributions are reinvested.

At March 31, 1998, the WST Growth & Income Fund Institutional Shares would have grown to $28,180 - total investment return of 12.72% since September 30, 1997.

At March 31, 1998, a similar investment in the Lipper Growth and Income Fund Index would have grown to $28,145 - total investment return of 12.58%; a combined index of 70% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 10% Russell 2000 Index would have grown to $28,390 - total investment return of 13.56%; since September 30, 1997.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                            WST GROWTH & INCOME FUND
                                Investor Shares

                    Performance Update - $10,000 Investment
             For the period from October 3, 1997 to March 31, 1998



              WST Growth &    70% S&P 500 Index
              Income Fund     20% Lehman Inter Gov/Corp Bond   Lipper Growth &
              Inv. Shares     10% Russell 2000 Index           Income Fund Index

   10/3/97     9,625          10,000                           10,000

  10/31/97     9,153           9,610                            9,507

  11/30/97     9,370           9,916                            9,772

  12/31/97     9,636          10,070                            9,937

   1/31/98     9,607          10,164                            9,956

   2/28/98    10,193          10,748                           10,580

   3/31/98    10,637          11,191                           11,070


This graph depicts the performance of the WST Growth & Income Fund Investor Shares versus the Lipper Growth and Income Fund Index and a combined index of 70% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 10% Russell 2000 Index. It is important to note that the WST Growth & Income Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Cumulative Total Return

-------------------------------------------------
                              Since Inception
-------------------------------------------------
No Sales Load                     10.52%
-------------------------------------------------
Maximum 3.75% Sales Load           6.37%
-------------------------------------------------


The graph assumes an initial $10,000 investment at October 3, 1997 ($9,625 after maximum sales load of 3.75%). All dividends and distributions are reinvested.

At March 31, 1998, the WST Growth & Income Fund Investor Shares would have grown to $10,637 - total investment return of 6.37% since October 3, 1997. Without the deduction of the 3.75% maximum sales load, the WST Growth & Income Fund Investor Shares would have grown to $11,052 - total investment return of 10.52% since October 3, 1997.

At March 31, 1998, a similar investment in the Lipper Growth and Income Fund Index would have grown to $11,070 - total investment return of 10.70%; a combined index of 70% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 10% Russell 2000 Index would have grown to $11,191 - total investment return of 11.91%; since October 3, 1997.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                      WST GROWTH & INCOME FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                     Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 77.35%

       Aerospace & Defense - 4.43%
            AlliedSignal, Inc. ...................................................                    4,300               $  180,600
            The Boeing Company ...................................................                    2,600                  135,525
                                                                                                                          ----------
                                                                                                                             316,125
                                                                                                                          ----------
       Beverages - 2.99%
            PepsiCo, Inc. ........................................................                    5,000                  213,437
                                                                                                                          ----------

       Chemicals - Specialty - 1.93%
            Morton International .................................................                    4,200                  137,812
                                                                                                                          ----------

       Computers - 2.22%
            Hewlett-Packard Co. ..................................................                    2,500                  158,437
                                                                                                                          ----------

       Computer Software & Services - 0.66%
        (a) Oracle Corporation ...................................................                    1,500                   47,344
                                                                                                                          ----------

       Cosmetics & Personal Care - 2.07%
        (a) Playtex Products, Inc. ...............................................                   10,000                  147,500
                                                                                                                          ----------

       Direct Marketing - 2.53%
        (a) TeleSpectrum Worldwide Inc. ..........................................                   25,000                  181,250
                                                                                                                          ----------

       Diversified Manufacturing - 0.60%
            General Electric Company .............................................                      500                   43,000
                                                                                                                          ----------

       Electronics - Semiconductor - 2.72%
            Motorola, Inc. .......................................................                    3,200                  194,000
                                                                                                                          ----------

       Financial - Banks, Commercial - 6.42%
            NationsBank Corporation ..............................................                    2,600                  189,637
            Resource Bank ........................................................                    6,400                  268,800
                                                                                                                          ----------
                                                                                                                             458,437
                                                                                                                          ----------
       Financial - Banks, Money Center - 2.12%
            CCB Financial Corporation ............................................                    1,000                  110,625
            Chase Manhattan Corporation ..........................................                      300                   40,462
                                                                                                                          ----------
                                                                                                                             151,087
                                                                                                                          ----------
       Financial Services - 3.02%
            Equifax, Inc. ........................................................                    3,300                  120,450
            Fannie Mae ...........................................................                    1,500                   94,875
                                                                                                                          ----------
                                                                                                                             215,325
                                                                                                                          ----------
       Holding Companies - Diversified - 3.23%
            Mobil Corporation ....................................................                    1,600                  122,700
            Travelers Group, Inc. ................................................                    1,800                  108,000
                                                                                                                          ----------
                                                                                                                             230,700
                                                                                                                          ----------
       Insurance - Life & Health - 1.87%
            Jefferson-Pilot Corporation ..........................................                    1,500                  133,406
                                                                                                                          ----------
                                                                                                                         (Continued)

                                                      WST GROWTH & INCOME FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                    Shares                  (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)


       Insurance - Multiline - 2.29%
            American International Group, Inc. ...................................                    1,300              $  163,719
                                                                                                                         -----------

       Manufactured Housing - 2.26%
            Oakwood Homes Corporation ............................................                    4,400                  161,150
                                                                                                                         -----------

       Manufacturing - Miscellaneous - 2.83%
            Tyco International Ltd. ..............................................                    3,700                  202,112
                                                                                                                         -----------

       Medical Supplies - 2.05%
            Johnson & Johnson ....................................................                    2,000                  146,125
                                                                                                                         -----------

       Multimedia - 7.31%
            The Walt Disney Company ..............................................                     1,500                 160,125
        (a) Tele-Communications, Inc. ............................................                     7,000                 217,657
            Time Warner, Inc. ....................................................                     2,000                 144,000
                                                                                                                         -----------
                                                                                                                             521,782
                                                                                                                         -----------
       Oil & Gas - Equipment & Services - 4.21%
            Baker Hughes, Incorporated ...........................................                     2,200                  88,550
            ENSCO International, Incorporated ....................................                     4,000                 111,500
            Halliburton Company ..................................................                     2,000                 100,250
                                                                                                                         -----------
                                                                                                                             300,300
                                                                                                                         -----------
       Pharmaceuticals - 5.22%
            American Home Products Corporation ...................................                     2,300                 218,788
            Merck & Co., Inc. ....................................................                     1,200                 154,050
                                                                                                                         -----------
                                                                                                                             372,838
                                                                                                                         -----------
       Retail - Specialty Line - 2.46%
            Lowe's Companies, Inc. ...............................................                     2,500                 175,469
                                                                                                                         -----------

       Telecommunications - 6.23%
        (a) 3Com Corporation .....................................................                     2,000                  71,875
        (a) LCI International, Inc. ..............................................                     4,100                 157,850
        (a) WorldCom, Inc. .......................................................                     5,000                 215,313
                                                                                                                         -----------
                                                                                                                             445,038
                                                                                                                         -----------
       Tobacco - 3.31%
            Philip Morris Companies, Inc. ........................................                     3,000                 125,063
        (a) Standard Commercial Corporation ......................................                     7,000                 111,563
                                                                                                                         -----------
                                                                                                                             236,626
                                                                                                                         -----------
       Utilities - Electric - 2.37%
        (a) CalEnergy Company, Inc. ..............................................                     6,000                 169,500
                                                                                                                         -----------

            Total Common Stocks (Cost $4,787,719) ................................                                         5,522,519
                                                                                                                         -----------



                                                                                                                         (Continued)


                                                      WST GROWTH & INCOME FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                     Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 3.92%

       Insurance - Multiline - 1.96%
            AICI CAPITAL TRUST, 9.00% ............................................                    5,500               $  140,250
                                                                                                                          ----------

       Telecommunications - 1.96%
            TCI Communications, 8.72% ............................................                    5,500                  139,563
                                                                                                                          ----------

            Total Preferred Stocks (Cost $281,974)                                                                           279,813
                                                                                                                          ----------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest         Maturity
                                                                Principal           Rate             Date
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATION - 2.04%

            Macsaver Financial Services ...................     $150,000           7.875%           8/01/03                  145,500
                                                                                                                          ----------
                (Cost $145,941)

US GOVERNMENT OBLIGATION - 3.63%

            US Government National Strip ...................           400,000               0.000%      11/15/05            258,996
                                                                                                                          ----------
                (Cost $261,215)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Shares
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 7.48%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares .............................                 318,762                   318,762

       Evergreen Money Market Treasury Institutional Treasury Money
            Market Fund Institutional Service Shares .............................                 215,583                   215,583
                                                                                                                          ----------
            Total Investment Companies (Cost $534,345) ...........................                                           534,345
                                                                                                                          ----------

Total Value of Investments (Cost $6,011,194 (b)) .................................                       94.42%           $6,741,173
Other Assets Less Liabilities ....................................................                        5.58%              398,206
                                                                                                        ------            ----------
       Net Assets ................................................................                      100.00%           $7,139,379
                                                                                                        ======            ==========

       (a)  Non-income producing investment.

       (b)  Aggregate  cost for  financial  reporting  and  federal  income  tax purposes  is the same.  Unrealized  appreciation  (depreciation)  of
            investments  for  financial   reporting  and  federal  income  taxes
            purposes is as follows:

            Unrealized appreciation                                                                                      $  847,634
            Unrealized depreciation                                                                                        (117,655)
                                                                                                                         ----------

                            Net unrealized appreciation                                                                  $  729,979
                                                                                                                         ==========

See accompanying notes to financial statements

                                                      WST GROWTH & INCOME FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998



ASSETS
       Investments, at value (cost $6,011,194) ......................................................                     $6,741,173
       Cash .........................................................................................                         17,801
       Income receivable ............................................................................                          8,610
       Receivable for investments sold ..............................................................                        197,638
       Receivable for fund shares sold ..............................................................                        144,854
       Due from advisor (note 2) ....................................................................                          1,006
       Deferred organization expense (note 4) .......................................................                         37,002
       Other assets .................................................................................                          3,309
                                                                                                                          ----------

            Total assets ............................................................................                      7,151,393
                                                                                                                          ----------

LIABILITIES
       Accrued expenses .............................................................................                         12,014
                                                                                                                          ----------

NET ASSETS                                                                                                                $7,139,379
                                                                                                                          ==========

NET ASSETS CONSIST OF
       Paid-in capital ..............................................................................                    $ 6,451,586
       Accumulated net realized loss on investments .................................................                       (42,186)
       Net unrealized appreciation on investments ...................................................                        729,979
                                                                                                                         -----------
                                                                                                                         $ 7,139,379
                                                                                                                         ===========

INSTITUTIONAL CLASS
       Net asset value, redemption and maximum offering price per share
            ($6,376,193 / 564,801 shares outstanding) ...............................................                    $     11.29
                                                                                                                         ===========

INVESTOR CLASS
       Net asset value, redemption and offering price per share .....................................                    $     11.26
                                                                                                                         ===========
            ($763,186 / 67,770 shares outstanding)
       Maximum offering price per share (100 / 96.25% of $11.26) ....................................                    $     11.70
                                                                                                                         ===========



See accompanying notes to financial statements


                                                      WST GROWTH & INCOME FUND

                                                       STATEMENT OF OPERATIONS

                                                For the period from September 9, 1997
                                           (commencement of operations) to March 31, 1998


INVESTMENT INCOME
       Income
            Interest ...........................................................................................          $   7,087
            Dividends ..........................................................................................             39,673
                                                                                                                          ---------

                 Total income ..................................................................................             46,760
                                                                                                                          ---------

       Expenses
            Investment advisory fees (note 2) ..................................................................             19,204
            Fund administration fees (note 2) ..................................................................              4,481
            Distribution fees and service fees - Investor Class (note 3) .......................................                847
            Custody fees .......................................................................................              3,073
            Registration and filing administration fees (note 2) ...............................................              1,484
            Fund accounting fees (note 2) ......................................................................             17,861
            Audit fees .........................................................................................              8,552
            Legal fees .........................................................................................              3,470
            Securities pricing fees ............................................................................              1,274
            Shareholder recordkeeping fees .....................................................................              3,031
            Other fees .........................................................................................                682
            Shareholder servicing expenses .....................................................................              1,148
            Registration and filing expenses ...................................................................              6,135
            Printing expenses ..................................................................................              1,889
            Amortization of deferred organization expenses (note 4) ............................................              2,998
            Trustee fees and meeting expenses ..................................................................              2,424
            Other operating expenses ...........................................................................              2,184
                                                                                                                          ---------

                 Total expenses ................................................................................             80,737
                                                                                                                          ---------

                 Less:
                       Expense reimbursements (note 2) .........................................................             (5,047)
                       Investment advisory fees waived (note 2) ................................................            (18,741)
                       Fund administration fees waived (note 2) ................................................               (182)
                       Fund accounting fees waived (note 2) ....................................................             (9,861)
                       Shareholder recordkeeping fees waived (note 2) ..........................................             (1,031)
                       Other fees waived (note 2) ..............................................................               (682)
                                                                                                                          ---------

                 Net expenses ..................................................................................             45,193
                                                                                                                          ---------

                       Net investment income ...................................................................              1,567
                                                                                                                          ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

       Net realized loss from investment transactions ..........................................................            (42,186)
       Increase in unrealized appreciation on investments ......................................................            729,979
                                                                                                                          ---------

            Net realized and unrealized gain on investments ....................................................            687,793
                                                                                                                          ---------

                 Net increase in net assets resulting from operations ..........................................          $ 689,360
                                                                                                                          =========

See accompanying notes to financial statements

                                                      WST GROWTH & INCOME FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                For the period from September 9, 1997
                                           (commencement of operations) to March 31, 1998



INCREASE IN NET ASSETS

     Operations
         Net investment income ............................................................................             $     1,567
         Net realized loss from investment transactions ...................................................                 (42,186)
         Increase in unrealized appreciation on investments ...............................................                 729,979
                                                                                                                        -----------

              Net increase in net assets resulting from operations ........................................                 689,360
                                                                                                                        -----------

     Distributions to shareholders from
         Net investment income - Institutional Class ......................................................                  (2,096)
         Net investment income - Investor Class ...........................................................                     (40)
                                                                                                                        -----------

              Decrease in net assets resulting from distributions .........................................                  (2,136)
                                                                                                                        -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) .............................               6,452,155
                                                                                                                        -----------

                   Total increase in net assets ...........................................................               7,139,379

NET ASSETS

     Beginning of period ..................................................................................                       0
                                                                                                                         -----------

     End of period ........................................................................................             $ 7,139,379
                                                                                                                        ============

                                                                                                  ----------------------------------
(a) A summary of capital share activity follows:                                                      Shares                 Value
                                                                                                  ----------------------------------
------------------------------------------------------------
                    INSTITUTIONAL CLASS
------------------------------------------------------------
Shares sold .......................................................................                   564,741           $ 5,750,088
Shares issued for reinvestment of distributions ...................................                       191                 2,096
                                                                                                  -----------           -----------
                                                                                                      564,932             5,752,184
Shares redeemed ...................................................................                      (131)               (1,395)
                                                                                                  -----------           -----------
     Net increase .................................................................                   564,801           $ 5,750,789
                                                                                                  ===========           ===========

------------------------------------------------------------
                      INVESTOR CLASS
------------------------------------------------------------
Shares sold .......................................................................                    67,766              $701,326
Shares issued for reinvestment of distributions ...................................                         4                    40
                                                                                                  -----------           -----------
                                                                                                       67,770               701,366
Shares redeemed ...................................................................                         0                     0
                                                                                                  -----------           -----------
     Net increase .................................................................                    67,770           $   701,366
                                                                                                  ===========           ===========

------------------------------------------------------------
                       FUND SUMMARY
------------------------------------------------------------
Shares sold .......................................................................                   632,507           $ 6,451,414
Shares issued for reinvestment of distributions ...................................                       195                 2,136
                                                                                                  -----------           -----------
                                                                                                      632,702             6,453,550
Shares redeemed ...................................................................                      (131)               (1,395)
                                                                                                  -----------           -----------
     Net increase .................................................................                   632,571           $ 6,452,155
                                                                                                  ===========           ===========

See accompanying notes to financial statements

                                                      WST GROWTH & INCOME FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                                         -----------------------       -----------------------
                                                                             INSTITUTIONAL                    INVESTOR
                                                                                 CLASS                         CLASS
                                                                         -----------------------       -----------------------

                                                                                         For the                       For the
                                                                                     period from                   period from
                                                                              September 30, 1997               October 3, 1997
                                                                         (date of initial public       (date of initial public
                                                                                  investment) to                investment) to
                                                                                        March 31,                     March 31,
                                                                                            1998                          1998
                                                                         -----------------------       -----------------------

Net asset value, beginning of period ..................................                $   10.02                     $   10.22

     Income from investment operations
        Net investment income (loss) ..................................                     0.00                         (0.01)
        Net realized and unrealized gain on investments ...............                     1.27                          1.05
                                                                         -----------------------       -----------------------
              Total from investment operations ........................                     1.27                          1.04
                                                                         -----------------------       -----------------------

     Distributions to shareholders from
        Net investment income .........................................                    (0.00)                        (0.00)
                                                                         -----------------------       -----------------------

Net asset value, end of period ........................................               $    11.29                    $    11.26
                                                                         =======================       =======================

Total return (a) ......................................................                    12.72 %                       10.52 %
                                                                         =======================       =======================

Ratios/supplemental data
     Net assets, end of period ........................................               $6,376,193                    $  763,186
                                                                         =======================       =======================

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees .................                     3.15 %(b)                     3.63 %(b)
        After expense reimbursements and waived fees ..................                     1.75 %(b)                     2.25 %(b)

     Ratio of net investment income (loss) to average net assets
        Before expense reimbursements and waived fees .................                    (1.31)%(b)                    (1.70)%(b)
        After expense reimbursements and waived fees ..................                     0.09 %(b)                    (0.31)%(b)

     Portfolio turnover rate ..........................................                    23.64 %                       23.64 %

     Average broker commission per share (c) ..........................               $   0.0778                     $  0.0778



(a) Total return does not reflect payment of a sales charge

(b)  Annualized.

(c) Represents total commission paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.




See accompanying notes to financial statements

                            WST GROWTH & INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The WST Growth & Income Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on September 9, 1997. The investment objective of the fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund has an unlimited number of authorized shares, which are divided into two classes - Institutional Shares and Investor Shares.


         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Shares purchased are subject to a maximum sales charge of three and three-quarters percent. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund has capital loss carryforwards for federal income tax purposes of $42,186, which expire in the year 2006. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

                                                                     (Continued)

                            WST GROWTH & INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, Inc. (the "Advisor"), provides the fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class and a maximum of 2.25% of the average daily net assets of the Fund's Investor Class. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $18,741 ($0.04 per share) and reimbursed $5,047 of the operating expenses incurred by the Fund for the period ended March 31, 1998.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50 million, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting, and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

                                                                     (Continued)

                            WST GROWTH & INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% per annum of the Investor Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Shares' average daily net assets. The Fund incurred $847 of such expenses under the Plan for the period ended March 31, 1998.

NOTE 4 - DEFERRED ORGANIZATION EXPENSES

         All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $6,507,371 and $991,675, respectively, for the period ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of WST Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of WST Growth & Income Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998, and the related statements of operations and changes in net assets, for the period from September 9, 1997 (commencement of operations) to March 31, 1998 and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of WST Growth & Income Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

                               Capital Value Fund

                               MANAGER'S COMMENTS




The Capital Value Fund thrived in the first quarter of 1998. Fourth quarter 1997 was a difficult one, and the market looked set to continue its losing ways during the first weeks of January. However, a decline in interest rates coupled with less than expected damage from Asia have allowed the market to resume an upward path.

Several of our purchases from late 1997 have been stellar performers for 1998. They include Nationsbank, First Union, Brooktrout Technology, JB Hunt, and Ascend Communications. Being contrarians, we took advantage of the market's rapid descent in October and November. We were able to buy many of our favorite companies at a steep discount. Many companies that do a majority of their business in Asia have been hurt, but the damage has been limited to those sectors. The widespread panic feared in December has simply not occurred. Recently, I have heard the comment that the market is overvalued. This is true to some extent. Excite, the Internet search engine had sales of $34 million last year, but is being valued by the stock market at $1.39 billion. That valuation is a cool 40 times sales. If we owned that type of company we too would be worried. We are still able to find quality companies with strong balance sheets, and our latest buy list looks to be one of the most promising yet. After double digit gains in the first quarter, the stock market is due for a rest. However, look for the market to move higher until rising interest rates rain on the parade.

                               Capital Value Fund

                    Performance Update - $10,000 Investment
                    For the period from December 31, 1991 to
                                 March 31, 1998


                                              60% S&P 500 Index
                     Capital Value            40% Lehman Aggregate
                     Fund                         Bond Index

  12/31/91            9,650                   10,000
   3/31/92            9,541                    9,797
   6/30/92            9,729                   10,068
   9/30/92            9,929                   10,432
  12/31/92           10,159                   10,753
   3/31/93           10,616                   11,213
   6/30/93           10,739                   11,364
   9/30/93           10,898                   11,659
  12/31/93           11,255                   11,823
   3/31/94           11,099                   11,418
   6/30/94           10,927                   11,400
   9/30/94           11,395                   11,763
  12/31/94           11,363                   11,779
   3/31/95           12,084                   12,711
   6/30/95           13,050                   13,759
   9/30/95           13,474                   14,547
  12/31/95           13,802                   15,331
   3/31/96           14,037                   15,767
   6/30/96           14,438                   16,266
   9/30/96           14,473                   16,702
  12/31/96           15,164                   17,803
   3/31/97           15,031                   18,098
   6/30/97           16,691                   20,487
   9/30/97           18,987                   21,780
  12/31/97           18,415                   22,410
   3/31/98           19,975                   24,773


This graph depicts the performance of the Capital Value Fund versus a combined index of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. It is important to note that the Capital Value Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

--------------------------------------------------------------------------------
                             Since Inception     One Year       Five Years
--------------------------------------------------------------------------------
No Sales Load                    12.34%           32.89%          13.47%
--------------------------------------------------------------------------------
Maximum 3.5% Sales Load          11.70%           28.23%          12.66%
--------------------------------------------------------------------------------


The graph assumes an initial $10,000 investment at December 31, 1991 ($9,650 after maximum sales load of 3.5%). All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $19,975 - total investment return of 99.75% since December 31, 1991. Without the deduction of the 3.5% maximum sales load, the Fund would have grown to $20,699 - total investment return of 106.99% since December 31, 1991. The sales load is reduced or eliminated for larger purchases.

At March 31, 1998, a similar investment in a combined index of 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index would have grown to $24,773 - total investment return of 147.73% since December 31, 1991.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Value
                                                                                                  Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 65.97%

     Aerospace & Defense - 1.05%
          The Boeing Company ....................................................                  2,000               $104,250
                                                                                                                       --------

     Auto Parts - Replacement Equipment - 0.34%
      (a) AutoZone, Inc. ........................................................                  1,000                 33,875
                                                                                                                       --------

     Auto & Trucks - 0.55%
          Chrysler Corporation ..................................................                  1,300                 54,031
                                                                                                                       --------

     Beverages - 0.86%
          PepsiCo, Inc. .........................................................                  2,000                 85,375
                                                                                                                       --------

     Brewery - 0.71%
          Adolph Coors Company ..................................................                  2,000                 70,000
                                                                                                                       --------

     Broadcast - Radio & Television - 0.70%
      (a) U S WEST Media Group ..................................................                  2,000                 69,500
                                                                                                                       --------

     Building Materials - 1.29%
          Louisiana-Pacific Corporation .........................................                  5,500                127,875
                                                                                                                       --------

     Commercial Services - 0.35%
      (a) Pinkerton's, Inc. .....................................................                  1,500                 34,594
                                                                                                                       --------

     Computers - 4.53%
          Compaq Computer Corporation ...........................................                  8,000                207,500
      (a) EMC Corporation .......................................................                  6,000                226,875
      (a) Silicon Graphics, Inc. ................................................                  1,000                 13,937
                                                                                                                       --------
                                                                                                                        448,312
                                                                                                                       --------
     Computer Software & Services - 14.70%
      (a) 3Com Corporation ......................................................                  2,500                 89,687
          Adobe Systems, Incorporated ...........................................                  1,000                 45,187
      (a) Ascend Communications, Inc. ...........................................                  3,500                132,562
      (a) Automatic Data Processing, Inc. .......................................                  1,000                 68,062
      (a) Brooktrout Technology, Inc. ...........................................                  3,000                 56,625
      (a) Cadence Design Systems, Inc. ..........................................                  2,000                 69,250
      (a) Cisco Systems, Inc. ...................................................                  6,000                410,250
          Hewlett-Packard Company ...............................................                  3,000                190,125
      (a) Intuit Inc. ...........................................................                  1,700                 82,237
      (a) Novell, Inc. ..........................................................                  8,000                 85,750
      (a) ObjectShare, Inc. .....................................................                  1,000                  2,718


                                                                                                                    (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value
                                                                                                   Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

     Computer Software & Services - (Continued)
      (a) Parametric Technology Company .........................................                  4,000             $  133,250
      (a) Pomeroy Computer Resources, Inc. ......................................                  2,475                 58,317
      (a) Shiva Corporation .....................................................                  3,000                 30,000
                                                                                                                     ----------
                                                                                                                      1,454,020
                                                                                                                     ----------
     Electronics - Semiconductor - 1.54%
      (a) Cree Research, Inc. ...................................................                  3,000                 49,875
      (a) Integrated Device Technology, Inc. ....................................                  5,500                 77,344
      (a) LSI Logic Corporation .................................................                  1,000                 25,250
                                                                                                                     ----------
                                                                                                                        152,469
                                                                                                                     ----------
     Emerging Technology - 1.35%
      (a) FORE Systems, Inc. ....................................................                  8,500                133,875
                                                                                                                     ----------

     Engineering & Construction - 0.75%
          Fluor Corporation .....................................................                  1,500                 74,625
                                                                                                                     ----------

     Entertainment - 1.40%
          The Walt Disney Company ...............................................                  1,300                138,775
                                                                                                                     ----------

     Financial - Banks, Commercial - 3.75%
          First Union Corporation ...............................................                  2,000                113,500
          NationsBank Corporation ...............................................                  1,200                 87,525
          Wachovia Corporation ..................................................                  2,000                169,625
                                                                                                                     ----------
                                                                                                                        370,650
                                                                                                                     ----------
     Foreign Securities - 3.44% (b)
          Alcatel Alsthom - ADR .................................................                  2,000                 76,000
      (a) Business Objects S.A. - ADR ...........................................                  5,400                 81,675
          Imperial Oil Ltd. .....................................................                  1,000                 56,563
          Norsk Hydro A.S.A. - ADR ..............................................                  2,500                125,000
                                                                                                                     ----------
                                                                                                                        339,238
                                                                                                                     ----------
     Forest Products & Paper - 0.51%
          St. Joe Paper Company .................................................                  1,500                 50,438
                                                                                                                     ----------

     Household Products & Housewares - 0.58%
          Rubbermaid, Inc. ......................................................                  2,000                 56,875
                                                                                                                     ----------

     Machine - Diversified - 0.49%
          Stewart & Stevenson Services, Inc. ....................................                  2,000                 48,125
                                                                                                                     ----------





                                                                                                                    (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Value
                                                                                                   Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

     Medical Supplies - 2.93%
          Crawford & Company ....................................................                  3,000               $ 57,188
      (a) Datascope Corporation .................................................                  6,000                156,000
      (a) ThermoTrex Corporation ................................................                  3,600                 76,050
                                                                                                                       --------
                                                                                                                        289,238
                                                                                                                       --------
     Miscellaneous - Manufacturing - 0.48%
      (a) ACX Technologies, Inc. ................................................                  2,000                 47,875
                                                                                                                       --------

     Pharmaceuticals - 5.86%
          Bristol-Myers Squibb Company ..........................................                  2,000                208,625
          Merck & Co., Inc. .....................................................                  1,000                128,375
          Mylan Laboratories Inc. ...............................................                  7,500                172,500
      (a) Roberts Pharmaceutical Corporation ....................................                  5,000                 70,000
                                                                                                                       --------
                                                                                                                        579,500
                                                                                                                       --------
     Retail - Apparel - 2.60%
      (a) AnnTaylor Stores Corporation ..........................................                  2,000                 32,875
          DEB Shops, Inc. .......................................................                  2,000                 14,000
          Liz Claiborne, Inc. ...................................................                  2,000                 99,625
          The Cato Corporation ..................................................                  2,000                 23,750
          The Limited, Inc. .....................................................                  3,000                 86,063
                                                                                                                       --------
                                                                                                                        256,313
                                                                                                                       --------
     Retail - Department Stores - 2.57%
          Wal-Mart Stores, Inc. .................................................                  5,000                254,063
                                                                                                                       --------

     Retail - Grocery - 1.80%
          Food Lion, Inc. .......................................................                 10,000                106,875
          Weis Markets, Inc. ....................................................                  2,000                 71,375
                                                                                                                       --------
                                                                                                                        178,250
                                                                                                                       --------
     Shoes - Leather - 0.45%
          Nike, Inc. ............................................................                  1,000                 44,250
                                                                                                                       --------

     Telecommunications - 0.96%
          SBC Communications Inc. ...............................................                  2,194                 95,156
                                                                                                                       --------

     Telecommunications Equipment - 1.21%
      (a) Premisys Communications, Inc. .........................................                  1,000                 28,688
      (a) Westell Technologies, Inc. ............................................                  2,000                 25,500
          Wireless Telecom Group, Inc. ..........................................                  9,000                 65,250
                                                                                                                       --------
                                                                                                                        119,438
                                                                                                                       --------
     Tire & Rubber - 0.77%
          The Goodyear Tire & Rubber Company ....................................                  1,000                 75,750
                                                                                                                       --------


                                                                                                                    (Continued)


                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Value
                                                                                                   Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

     Transportation - Freight - 1.65%
      (a) FDX Corporation .......................................................                  2,300               $163,588
                                                                                                                       --------

     Utilities - Electric - 2.53%
          Duke Energy Corporation ...............................................                  2,000                119,250
          Potomac Electric Power Company ........................................                  3,000                 75,188
          Southern Company ......................................................                  2,000                 55,250
                                                                                                                       --------
                                                                                                                        249,688
                                                                                                                       --------
     Utilities - Telecommunications - 3.27%
          BellSouth Corporation .................................................                  2,000                135,125
          GTE Corporation .......................................................                  2,000                119,750
          Sprint Corporation ....................................................                  1,000                 67,813
                                                                                                                       --------
                                                                                                                        322,688
                                                                                                                       --------

          Total Common Stocks (Cost $3,991,477) .................................                                     6,522,699
                                                                                                                     ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Interest         Maturity
                                                                       Principal         Rate             Date
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 21.35%

          A T & T Corporation ..................................       $ 50,000         7.500%         06/01/06         53,875
          A T & T Corporation ..................................         50,000         8.125%         01/15/22         53,875
          A T & T Corporation ..................................         50,000         8.125%         07/15/24         53,500
          A T & T Corporation ..................................        100,000         8.625%         12/01/31        109,875
          American Express Company .............................         50,000         8.625%         05/15/22         54,200
          Anheuser-Busch Companies, Inc. .......................         13,000         8.625%         12/01/16         13,488
          Anheuser-Busch Companies, Inc. .......................         25,000         9.000%         12/01/09         30,433
          Archer Daniels Midland Corporation ...................        100,000         6.250%         05/15/03        100,835
          Archer Daniels Midland Corporation ...................         25,000         8.875%         04/15/11         30,579
          BellSouth Telecommunications .........................         50,000         6.250%         05/15/03         50,375
          BellSouth Telecommunications .........................        125,000         6.750%         10/15/33        122,656
          BellSouth Telecommunications .........................         50,000         7.000%         02/01/05         52,000
          BellSouth Telecommunications .........................         25,000         7.875%         08/01/32         26,469
          Du Pont (E.I.) De Nemours & Company ..................         60,000         6.000%         12/01/01         59,700
          Du Pont (E.I.) De Nemours & Company ..................         50,000         7.950%         01/15/23         53,429
          Du Pont (E.I.) De Nemours & Company ..................         50,000         8.125%         03/15/04         54,852
          Duke Power Company ...................................         20,000         6.375%         03/01/08         19,825
          Duke Power Company ...................................        100,000         6.750%         08/01/25         98,125
          General Electric Capital Corporation .................        100,000         8.750%         05/21/07        117,613
          International Business Machines ......................         50,000         8.375%         11/01/19         58,688
          Morgan Stanley Group, Inc. ...........................         75,000         7.500%         02/01/24         76,780

                                                                                                                   (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Interest         Maturity          Value
                                                                       Principal        Rate             Date          (note 1)
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - (Continued)

          Pacific Bell .........................................       $100,000         6.250%         03/01/05       $100,500
          Sears, Roebuck and Company ...........................         50,000         9.250%         04/15/98         50,055
          The Boeing Company ...................................        150,000         8.750%         09/15/31        191,045
          The Coca-Cola Company ................................         70,000         8.500%         02/01/22         83,990
          United Parcel Service of America .....................         50,000         8.375%         04/01/20         60,813
          U S West Communications Group ........................         50,000         6.875%         09/15/33         48,305
          Wachovia Corporation .................................         75,000         6.375%         04/15/03         75,577
          Wal-Mart Stores, Inc. ................................         25,000         6.500%         06/01/03         25,514
          Wal-Mart Stores, Inc. ................................         25,000         8.500%         09/15/24         28,280
          Wal-Mart Stores, Inc. ................................        150,000         8.875%         06/29/11        156,477
                                                                                                                      --------

          Total Corporate Obligations (Cost $1,912,391) ........                                                     2,111,728
                                                                                                                     ---------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Shares
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 9.00%

     Evergreen Money Market Treasury Institutional Money
          Market Fund Institutional Service Shares ..............................                 443,954              443,954
     Evergreen Money Market Treasury Institutional Treasury Money
          Market Fund Institutional Service Shares ..............................                 446,195              446,195
                                                                                                                       -------

          Total Investment Companies (Cost $890,149) ............................                                      890,149
                                                                                                                       -------


Total Value of Investments (Cost $6,794,017 (c)) ................................                       96.32%      $9,524,576
Other Assets Less Liabilities ...................................................                        3.68%         363,492
                                                                                                      --------    ------------
     Net Assets .................................................................                      100.00%      $9,888,068
                                                                                                      ========    =============


     (a)  Non-income producing investment.

     (b) Foreign securities represent securities issued in the United States markets by non-domestic companies.

     (c) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


          Unrealized appreciation                                                                                   $2,806,785
          Unrealized depreciation                                                                                      (76,226)
                                                                                                                    ----------

                          Net unrealized appreciation                                                               $2,730,559
                                                                                                                    ==========

See accompanying notes to financial statements

                                                         CAPITAL VALUE FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $6,794,017) .....................................................                     $ 9,524,576
       Cash ........................................................................................                         447,853
       Income receivable ...........................................................................                          48,957
       Other assets ................................................................................                           1,355
                                                                                                                         -----------

            Total assets ...........................................................................                      10,022,741
                                                                                                                         -----------

LIABILITIES
       Accrued expenses ............................................................................                          16,939
       Payable for investment purchases ............................................................                         117,734
                                                                                                                         -----------

            Total liabilities ......................................................................                         134,673
                                                                                                                         -----------

NET ASSETS
       (applicable to 681,586 Investor Class Shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .....................................                     $ 9,888,068
                                                                                                                         ===========

NET ASSET VALUE AND REDEMPTION PRICE PER INVESTOR CLASS SHARE
       ($9,888,068 / 681,586 shares) ...............................................................                     $     14.51
                                                                                                                         ===========

OFFERING PRICE PER INVESTOR CLASS SHARE
       (100 / 96.5% of $14.51) .....................................................................                     $     15.04
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital .............................................................................                     $ 7,157,506
       Undistributed net realized gain on investments ..............................................                               3
       Net unrealized appreciation on investments ..................................................                       2,730,559
                                                                                                                         -----------
                                                                                                                         $ 9,888,068
                                                                                                                         ===========

See accompanying notes to financial statements

                                                         CAPITAL VALUE FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998



INVESTMENT INCOME

       Income
            Interest ...................................................................................           $   154,801
            Dividends ..................................................................................               116,814
            Miscellaneous ..............................................................................                   189
                                                                                                                   -----------

                 Total income ..........................................................................               271,804
                                                                                                                   -----------

       Expenses
            Investment advisory fees (note 2) ..........................................................                53,764
            Fund administration fees (note 2) ..........................................................                22,402
            Distribution and service fees - Investor Class Shares (note 3) .............................                44,611
            Custody fees ...............................................................................                 4,280
            Registration and filing administration fees (note 2) .......................................                 2,701
            Fund accounting fees (note 2) ..............................................................                21,000
            Audit fees .................................................................................                 9,749
            Legal fees .................................................................................                 4,929
            Securities pricing fees ....................................................................                 6,982
            Shareholder recordkeeping fees .............................................................                 2,053
            Shareholder servicing expenses .............................................................                 4,633
            Registration and filing expenses ...........................................................                 1,536
            Printing expenses ..........................................................................                 3,199
            Trustee fees and meeting expenses ..........................................................                 4,193
            Other operating expenses ...................................................................                 4,041
                                                                                                                   -----------

                 Total expenses ........................................................................               190,073
                                                                                                                   -----------

                       Net investment income ...........................................................                81,731
                                                                                                                   -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ..................................................             1,175,258
       Increase in unrealized appreciation on investments ..............................................             1,240,206
                                                                                                                   -----------

            Net realized and unrealized gain on investments ............................................             2,415,464
                                                                                                                   -----------

                 Net increase in net assets resulting from operations ..................................           $ 2,497,195
                                                                                                                   ===========



See accompanying notes to financial statements

                                                         CAPITAL VALUE FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended         Year ended
                                                                                                    March 31,          March 31,
                                                                                                        1998               1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

     Operations
         Net investment income .........................................................        $     81,731       $     87,910
         Net realized gain from investment transactions ................................           1,175,258             98,880
         Increase in unrealized appreciation on investments ............................           1,240,206            356,911
                                                                                                ------------       ------------

                Net increase in net assets resulting from operations ...................           2,497,195            543,701
                                                                                                ------------       ------------

     Distributions to shareholders from
         Net investment income .........................................................             (81,731)           (87,910)
         Tax return of capital .........................................................                   0             (8,006)
         Net realized gain from investment transactions ................................          (1,175,255)           (69,095)
                                                                                                ------------       ------------

              Decrease in net assets resulting from distributions ......................          (1,256,986)          (165,011)
                                                                                                ------------       ------------

     Capital share transactions
         Increase (decrease) in net assets resulting from capital share transactions (a)             909,604           (192,238)
                                                                                                ------------       ------------

                      Total increase in net assets .....................................           2,149,813            186,452

NET ASSETS

       Beginning of year ...............................................................           7,738,255          7,551,803
                                                                                                ------------       ------------

       End of year .....................................................................        $  9,888,068       $  7,738,255
                                                                                                ============       ============



(a) A summary of capital share activity follows:
                                                   ---------------------------------------------------------------------------------
                                                                        Year ended                           Year ended
                                                                      March 31, 1998                       March 31, 1997

                                                               Shares                Value            Shares              Value
                                                   ---------------------------------------------------------------------------------

Shares sold .....................................              59,404           $  887,599            44,461         $  551,414
Shares issued for reinvestment
     of distributions ...........................              86,177            1,254,982            13,109            163,984
                                                           ----------           ----------        ----------         ----------

                                                              145,581            2,142,581            57,570            715,398

Shares redeemed .................................             (82,958)          (1,232,977)          (72,371)          (907,636)
                                                           ----------           ----------        ----------         ----------

     Net increase (decrease) ....................              62,623           $  909,604           (14,801)        $ (192,238)
                                                           ==========           ==========        ==========         ==========



See accompanying notes to financial statements

                                                         CAPITAL VALUE FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year ended   Year ended   Year ended   Year ended   Year ended
                                                                      March 31,    March 31,    March 31,    March 31,    March 31,
                                                                          1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ...............................      $12.50       $11.92       $10.75       $10.42       $10.59

      Income from investment operations
                  Net investment income ..........................        0.13         0.15         0.19         0.17         0.15
                  Net realized and unrealized gain on investments         3.93         0.70         1.53         0.73         0.41
                                                                    -----------  -----------  -----------  -----------  -----------

                                 Total from investment operations         4.06         0.85         1.72         0.90         0.56
                                                                    -----------  -----------  -----------  -----------  -----------

      Distributions to shareholders from
                  Net investment income ..........................       (0.13)       (0.15)       (0.20)       (0.21)       (0.11)
                  Tax return of capital ..........................        0.00        (0.01)        0.00         0.00         0.00
                  Net realized gain from investment transactions         (1.92)       (0.11)       (0.35)       (0.36)       (0.62)
                                                                    -----------  -----------  -----------  -----------  -----------

                                 Total distributions .............       (2.05)       (0.27)       (0.55)       (0.57)       (0.73)
                                                                    -----------  -----------  -----------  -----------  -----------

Net asset value, end of year .....................................  $    14.51   $    12.50   $    11.92   $    10.75   $    10.42
                                                                    ===========  ===========  ===========  ===========  ===========

Total return (b) .................................................       32.89 %       7.08 %      16.16 %       8.66 %       5.21 %
                                                                    ===========  ===========  ===========  ===========  ===========

Ratios/supplemental data
      Net assets, end of year ....................................  $9,888,068   $7,738,255   $7,551,803   $6,775,562   $6,257,240
                                                                    ===========  ===========  ===========  ===========  ===========

      Ratio of expenses to average net assets
                  Before expense reimbursements and waived fees ..        2.12 %       2.38 %       2.56 %       2.58 %       2.64 %
                  After expense reimbursements and waived fees ...        2.12 %       2.38 %       2.33 %       2.47 %       2.43 %

      Ratio of net investment income to average net assets
                  Before expense reimbursements and waived fees ..        0.91 %       1.12 %       1.44 %       1.55 %       1.22 %
                  After expense reimbursements and waived fees ...        0.91 %       1.12 %       1.66 %       1.66 %       1.43 %

      Portfolio turnover rate ....................................       33.50 %       7.31 %      12.33 %      24.67 %      32.99 %
      Average broker commissions per share (a) ...................     $0.1000      $0.1000           -            -           -



      (a) Represents total commissions paid on portfolio securities divided by total portfolio  shares purchased or sold  on which commissions were charged.
      (b) Total return does not reflect payment of a sales charge.


See accompanying notes to financial statements

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Capital Value Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The Fund began operations on November 16, 1990.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Investor Class of shares of the Fund on June 15, 1995 and an additional class of shares, the Institutional shares, was authorized. To date, only Investor Class shares have been issued by the Fund. The Institutional Class shares will be sold without a sales charge and will bear no distribution and service fees. The Investor Class shares are subject to a maximum 3.50% sales charge and bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

              F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant to an investment advisory agreement, Capital Investment Counsel, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% of average daily net assets over $250 million. The Advisor currently intends to voluntarily waive all or a portion of its fee to limit total Fund operating expenses to 2.50% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waiver will continue.

                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of investment securities.

              North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds.

              Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 1998, the Distributor retained sales charges in the amount of $2,316.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

              The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), as amended, adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

              The Plan provides that the Fund may incur certain expenses, which may not exceed 0.50% per annum of the Investor Class shares'
              average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Investor shares of the Fund or support servicing of shareholder accounts. Expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class shares' average daily net assets. The Fund incurred $44,611 of such expenses under the Plan for the year ended March 31, 1998.

                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $2,676,113 and $3,755,245, respectively, for the year ended March 31, 1998.

              The Fund's prospectus provides that the Fund will generally limit foreign investments to those traded domestically as sponsored
              American Depository Receipts (ADR's). At March 31, 1998, Fund investments included non-ADR foreign securities valued at $56,563 or 0.59% of total investments at value

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of Capital Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Capital Value Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Capital Value Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

Dear Shareholders of Investek Fixed Income Trust:

         Enclosed for your review is the annual report for the fiscal year ended 31 March 1998, including a report entitled "Portfolio of Investments." In what was a strong year for the bond market, caused by a decline in yields from 61 basis points at the one-year Treasury to 116 basis points at 30-year, the fund returned 9.91% versus the Lipper Intermediate Investment Grade Index at 10.72%. This is the Lipper category in which the fund is categorized. Over the trailing 3-year period, annualized returns were 8.64% respectively. For the trailing 5-year period, annualized returns were 6.38% versus 6.28% respectively.

         As the bond market rallied this fiscal year, we were in a defensive position with the fund's effective duration shorter than the target duration of the Lehman Brothers Aggregate Index. Consequently, we did not participate fully in terms of price appreciation as rates fell. In the last quarter of the fiscal year, we re-balanced the portfolio to bring the effective duration to 4.33 years compared to the Aggregate's 4.55 years. We will maintain this match carefully in order that our philosophy of buying high quality issues with incremental yield can bear fruit as it has in the past.

         We have maintained the portfolio's overall AAA rating. United States Government and Agency guaranteed and insured obligations make up 75% of the portfolio, with another 14% in AAA-rated issues. Thank you for your continued confidence in the Investek Fixed Income Trust. Please call us if we can be of further service to you.

Very truly yours.



INVESTEK CAPITAL MANAGEMENT
Douglas Folk, CFA
Vice President

                          INVESTEK FIXED INCOME TRUST

                    Performance Update - $50,000 Investment

       For the period from November 15, 1991 (commencement of operations)
                                to March 31, 1998


                Investek Fixed        Lehman Aggregate    Lipper Intermediate
                Income Trust          Bond Index          Grade Debt Fund Index

 11/15/91       50,000                50,000              50,000
 12/31/91       50,355                51,720              51,713
  3/31/92       50,612                51,059              51,108
  6/30/92       55,345                53,119              53,135
  9/30/92       53,918                55,401              55,567
 12/31/92       54,275                55,548              55,446
  3/31/93       56,875                57,844              57,912
  6/30/93       58,672                59,378              59,394
  9/30/93       60,027                60,928              60,941
 12/31/93       60,004                60,964              60,990
  3/31/94       57,698                59,216              59,307
  6/30/94       57,065                58,606              58,608
  9/30/94       57,281                58,963              58,974
 12/31/94       57,736                59,186              59,035
  3/31/95       60,426                62,171              61,709
  6/30/95       64,300                65,959              65,120
  9/30/95       64,918                67,254              66,360
 12/31/95       67,446                70,120              69,140
  3/31/96       66,892                68,877              67,915
  6/30/96       67,836                69,268              68,179
  9/30/96       68,958                70,549              69,371
 12/31/96       70,199                72,665              71,341
  3/31/97       70,487                72,259              70,914
  6/30/97       73,040                74,913              73,353
  9/30/97       74,765                77,402              75,618
 12/31/97       76,634                79,681              76,730
  3/31/98       77,474                80,920              78,518


This graph depicts the performance of the Investek Fixed Income Trust versus the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Fund Index. It is important to note that the Investek Fixed Income Trust is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

-------------------------------------------------
Since Inception     One Year     Five Years
-------------------------------------------------
    7.11%             9.91%         6.37%
-------------------------------------------------


The graph assumes an initial $50,000 investment at November 15, 1991. All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $77,474 - total investment return of 54.95% since November 15, 1991.

At March 31, 1998, a similar investment in the Lehman Brothers Aggregate Bond Index would have grown to $80,920 - total investment return of 61.84% and the Lipper Intermediate Investment Grade Debt Fund Index would have grown to $78,518
- total investment return of 57.04%, since November 15, 1991.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                     INVESTEK FIXED INCOME TRUST

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998



------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Interest     Maturity          Value
                                                                                 Principal       Rate         Date          (note 1)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AND AGENCY OBLIGATIONS - 64.54%

     United States Treasury Note ..............................................   $800,000      5.500%      02/15/08      $  790,875
     A.I.D. - Equador .........................................................     85,366      7.050%      05/01/15          89,259
     A.I.D. - Ivory Coast .....................................................    280,105      8.100%      12/01/06         282,262
     A.I.D. - Peru ............................................................    174,335      8.350%      01/01/07         174,771
     B.A.L.T. Conway Partnership Title XI .....................................    145,616     10.750%      11/15/03         147,437
     Chilbar Ship Co. Title XI ................................................     63,894      6.980%      07/15/01          64,028
     Federal Agricultural Mortgage Corporation
         Series AM-1003 .......................................................    672,835      6.822%      04/25/13         696,530
         Series AM-1002 .......................................................    248,602      6.922%      12/25/12         256,025
     Federal Home Loan Mortgage Corporation
         REMIC Series 1545 Class H ............................................    200,000      6.000%      06/15/23         194,188
         Pool #W10001 .........................................................     64,000      6.420%      12/01/05          65,263
         REMIC  Series 1311 Class J ...........................................    500,000      7.500%      09/15/21         517,344
     Federal National Mortgage Association
         Pool #73401 ..........................................................    490,451      6.440%      03/01/06         498,172
         REMIC Series 1993-117 Class K ........................................    478,939      6.500%      07/25/08         473,402
     Federal National Mortgage Association Strip
         Series 66 Class 1 ....................................................    184,399      7.500%      01/01/20         187,657
     Global Industries Ltd. Title XI ..........................................  1,204,000      8.300%      07/15/20       1,263,856
     Government National Mortgage Association
         Pool #16402 ..........................................................    258,975      8.500%      04/15/12         271,761
         Pool #383137 .........................................................    398,289      7.750%      03/15/11         408,495
     Lawrence Steamship Company Title XI ......................................    337,357      7.270%      09/01/03         343,801
     Moore McCormack Leasing - Series B - Title XI ............................    163,000      8.875%      07/15/01         163,815
     Small Business Administration 98-B .......................................  1,000,000      6.150%      02/01/18         985,278
     Small Business Administration 97-E .......................................    240,292      6.600%      09/01/07         242,900
     Small Business Administration 97-H .......................................    246,433      6.800%      08/01/17         250,397
     Small Business Administration 97-F .......................................    295,737      7.200%      06/01/17         306,732
     Small Business Administration 92-A .......................................    285,647      7.600%      01/01/12         295,645
                                                                                                                         -----------

         Total U. S. Government and Agency Obligations (Cost $8,795,409) ......                                            8,969,893
                                                                                                                         -----------




                                                                                                                         (Continued)


                                                     INVESTEK FIXED INCOME TRUST

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998



------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Interest     Maturity          Value
                                                                                 Principal       Rate         Date          (note 1)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT INSURED OBLIGATIONS - 9.56%

     Federal Housing Authority Project Loan
         Crystal City ...........................................................  $57,786      2.900%      01/01/06         $49,906
         Downtowner Apartments ..................................................  163,978      8.375%      11/01/11         171,977
         GMAC 32 ................................................................   86,553      7.430%      12/01/21          88,542
         Kinswood Apartments ....................................................  595,426      6.875%      10/01/14         589,323
         USGI #87 ...............................................................  418,316      7.430%      08/01/23         428,543
                                                                                                                         -----------

         Total U. S. Government Insured Obligations (Cost $1,316,762) ...........                                          1,328,291
                                                                                                                         -----------

CORPORATE OBLIGATIONS - 11.18%

     California Infrastructure SDG&E Series 1997-1 ..............................  500,000      6.370%      12/26/09         504,219
     GG1B Funding Corporation ...................................................  449,181      7.430%      01/15/11         459,849
     Great Northern Railroad Series Q ...........................................  616,000      2.625%      01/01/10         420,420
     Monon Railroad .............................................................  175,000      6.000%      01/01/07         170,060
                                                                                                                         -----------

         Total Corporate Obligations (Cost $1,543,033) ..........................                                          1,554,548
                                                                                                                         -----------

CONVENTIONAL MORTGAGE BACKED SECURITIES - 8.28%

     GE Capital Mortgage Services, Inc.
         REMIC Series 1993-17 Class A6 ..........................................  650,000      6.500%      12/25/23         652,031
     Prudential Home Mortgage Securities
         REMIC Series 1994-2 Class A8 ...........................................  500,000      6.750%      02/25/24         499,219
                                                                                                                         -----------

         Total Conventional Mortgage Backed Securities (Cost $1,117,681) ........                                          1,151,250
                                                                                                                         -----------

PRIVATE MORTGAGE BACKED SECURITIES - 1.61%

     Krauss/Schwartz Properties, Ltd. ...........................................  136,431      7.740%      02/18/04         137,440
     National Housing Partnership ...............................................   86,590      9.500%      05/01/03          85,950
                                                                                                                         -----------

         Total Private Mortgage Backed Securities (Cost $223,020) ...............                                            223,390
                                                                                                                         -----------

PRIVATE PLACEMENT CORPORATE SECURITIES - 1.86%

     Rosewood Care Center Capital Funding Corporation
         First Mortgage Bonds (Cost $268,926)....................................  275,541      7.250%      11/01/13         258,320
                                                                                                                         -----------



                                                                                                                         (Continued)


                                                     INVESTEK FIXED INCOME TRUST

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                             Shares         (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANY - 1.52%

     AIM Short Term Prime Fund A (Cost $211,854).................................                            211,854     $   211,854
                                                                                                                         -----------

Total Value of Investments (Cost $13,476,685 (a)) ...............................                              98.55 %   $13,697,546
Other Assets in Excess of Liabilities ...........................................                               1.45 %       201,683
                                                                                                              ------     -----------
     Net Assets .................................................................                             100.00 %   $13,899,229
                                                                                                              ======     ===========




     (a) Aggregate cost for federal income tax purposes is $13,477,731.  Unrealized  appreciation  (depreciation) of investments for federal income tax purposes is as follows:

         Unrealized appreciation                                                                                           $270,508
         Unrealized depreciation                                                                                            (50,693)
                                                                                                                           --------
                        Net unrealized appreciation                                                                        $219,815
                                                                                                                           ========



See accompanying notes to financial statements

                                                     INVESTEK FIXED INCOME TRUST

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $13,476,685) .....................................................                    $13,697,546
       Cash .........................................................................................                         64,011
       Income receivable ............................................................................                        143,622
       Other asset ..................................................................................                              7
                                                                                                                         -----------

            Total assets ............................................................................                     13,905,186
                                                                                                                         -----------

LIABILITIES
       Accrued expenses .............................................................................                          5,957
                                                                                                                         -----------


NET ASSETS
       (applicable to 1,347,703 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ......................................                    $13,899,229
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
       ($13,899,229 / 1,347,703 shares) .............................................................                    $     10.31
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital ..............................................................................                    $14,190,014
       Accumulated net realized loss on investments .................................................                      (511,646)
       Net unrealized appreciation on investments ...................................................                        220,861
                                                                                                                         -----------
                                                                                                                         $13,899,229
                                                                                                                         ===========


See accompanying notes to financial statements

                                                     INVESTEK FIXED INCOME TRUST

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998



INVESTMENT INCOME

       Income
            Interest .....................................................................................               $  860,343
            Dividends ....................................................................................                   17,502
                                                                                                                         ----------

                 Total income ............................................................................                  877,845
                                                                                                                         ----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   55,540
            Fund administration fees (note 2) ............................................................                   18,513
            Custody fees .................................................................................                    3,552
            Registration and filing administration fees (note 2) .........................................                    2,569
            Fund accounting fees (note 2) ................................................................                   21,000
            Audit fees ...................................................................................                   11,139
            Legal fees ...................................................................................                    4,336
            Securities pricing fees ......................................................................                    2,088
            Shareholder recordkeeping fees ...............................................................                      587
            Shareholder servicing expenses ...............................................................                    3,218
            Registration and filing expenses .............................................................                    2,969
            Printing expenses ............................................................................                    1,661
            Trustee fees and meeting expenses ............................................................                    4,244
            Other operating expenses .....................................................................                    4,662
                                                                                                                         ----------

                 Total expenses ..........................................................................                  136,078
                                                                                                                         ----------

                 Less investment advisory fees waived (note 2) ...........................................                  (25,063)
                                                                                                                         ----------

                 Net expenses ............................................................................                  111,015
                                                                                                                         ----------

                       Net investment income .............................................................                  766,830
                                                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ....................................................                   10,958
       Decrease in unrealized depreciation on investments ................................................                  346,682
                                                                                                                         ----------

            Net realized and unrealized gain on investments ..............................................                  357,640
                                                                                                                         ----------

                 Net increase in net assets resulting from operations ....................................               $1,124,470
                                                                                                                         ==========



See accompanying notes to financial statements

                                                     INVESTEK FIXED INCOME TRUST

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year ended       Year ended
                                                                                                          March 31,        March 31,
                                                                                                              1998             1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

     Operations
         Net investment income ...................................................................     $   766,830      $   743,943
         Net realized gain from investment transactions ..........................................          10,958           40,347
         Increase (decrease) in unrealized appreciation (depreciation) on investments ............         346,682         (171,926)
                                                                                                       -----------      -----------

                                  Net increase in net assets resulting from operations ...........       1,124,470          612,364
                                                                                                       -----------      -----------

     Distributions to shareholders from
         Net investment income ...................................................................        (767,000)        (748,208)
                                                                                                       -----------      -----------

     Capital share transactions
         Increase (decrease) in net assets resulting from capital share transactions (a) .........       2,314,618         (898,136)
                                                                                                       -----------      -----------

                                       Total increase (decrease) in net assets ...................       2,672,088       (1,033,980)

NET ASSETS

     Beginning of year ...........................................................................      11,227,141       12,261,121
                                                                                                        ----------       ----------

     End of year   (including undistributed net investment income
                    of $170 in 1997) .............................................................     $13,899,229      $11,227,141
                                                                                                       ===========      ===========


(a) A summary of capital share activity follows:
                                                              ----------------------------------------------------------------------
                                                                         Year ended                          Year ended
                                                                       March 31, 1998                      March 31, 1997

                                                                 Shares              Value             Shares             Value
                                                              ----------------------------------------------------------------------

Shares sold ..............................................        282,314      $ 2,930,727                  90,260      $   912,132
Shares issued for reinvestment
     of distributions ....................................         51,625          530,895                  46,737          470,441
                                                              -----------      -----------             -----------      -----------

                                                                  333,939        3,461,622                 136,997        1,382,573

Shares redeemed ..........................................       (110,904)      (1,147,004)               (225,604)      (2,280,709)
                                                              -----------      -----------             -----------      -----------

     Net increase (decrease) .............................        223,035      $ 2,314,618                 (88,607)     $  (898,136)
                                                              ===========      ===========             ===========      ===========





See accompanying notes to financial statements

                                                     INVESTEK FIXED INCOME TRUST

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year ended   Year ended   Year ended   Year ended   Year ended
                                                                       March 31,    March 31,    March 31,    March 31,    March 31,
                                                                           1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .............................          $9.98       $10.11        $9.74        $9.93       $10.48

      Income from investment operations
             Net investment income .............................           0.64         0.65         0.66         0.63         0.61
             Net realized and unrealized gain (loss) on investments        0.33        (0.13)        0.37        (0.19)       (0.43)
                                                                    -----------  -----------  -----------  -----------  -----------

                      Total from investment operations .........           0.97         0.52         1.03         0.44         0.18
                                                                    -----------  -----------  -----------  -----------  -----------

      Distributions to shareholders from
             Net investment income .............................          (0.64)       (0.65)       (0.66)       (0.63)       (0.60)
             Net realized gain from investment transactions ....          (0.00)        0.00         0.00         0.00        (0.13)
                                                                    -----------  -----------  -----------  -----------  -----------

                      Total distributions ......................          (0.64)       (0.65)       (0.66)       (0.63)       (0.73)
                                                                    -----------  -----------  -----------  -----------  -----------

Net asset value, end of year ...................................         $10.31        $9.98       $10.11        $9.74        $9.93
                                                                    ===========  ===========  ===========  ===========  ===========


Total return ...................................................           9.91%        5.38%       10.70%        4.73%        1.43%
                                                                    ===========  ===========  ===========  ===========  ===========


Ratios/supplemental data

      Net assets, end of year ..................................    $13,899,229  $11,227,141  $12,261,121  $14,983,474  $17,641,814
                                                                    ===========  ===========  ===========  ===========  ===========

      Ratio of expenses to average net assets
             Before expense reimbursements and waived fees .....           1.10%        1.20%        1.08%        1.08%        1.41%
             After expense reimbursements and waived fees ......           0.90%        0.90%        0.87%        0.77%        0.77%

      Ratio of net investment income to average net assets
             Before expense reimbursements and waived fees .....           6.01%        6.07%        6.20%        6.15%        5.45%
             After expense reimbursements and waived fees ......           6.21%        6.37%        6.41%        6.45%        5.82%


      Portfolio turnover rate ..................................          38.46%       32.94%       16.57%       19.64%       34.42%




See accompanying notes to financial statements

                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Investek Fixed Income Trust (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment grade fixed income securities. The Fund began operations on November 15, 1991.

         Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Shares of the Fund on August 1, 1996, and an additional class of shares, the Investor Shares, was authorized. To date, only Institutional Shares have been issued by the Fund. The Investor Shares will be sold with a sales charge and will bear potential distribution expenses and service fees. The Institutional Shares are sold without a sales charge and bears no shareholder servicing or distribution fees. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m., New York time. Securities for which market quotations are not readily available are valued in good faith using a method approved by the Trust's Board of Trustees, taking into consideration institutional bid and last sale prices, and securities prices, yields, estimated maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Short-term investments are valued at cost which approximates value.

               The financial statements include securities valued at $8,083,608 (58% of net assets) whose values have been estimated using a method approved by the Trust's Board of Trustees. Such securities are valued by using a matrix system, which is based upon the factors described above and particularly the spread between yields on the securities being valued and yields on U.S. Treasury securities with similar remaining years to maturity. Those estimated values may differ from the values that would have resulted from actual purchase and sale transactions.

         B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               The Fund has capital loss carryforwards for federal income tax purposes of $510,600, $492,567 of which expires in the year 2003 and $18,033 of which expires in the year 2004. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                                                                     (Continued)

                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998


               Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis.

         D. Distributions to Shareholders - The Fund generally declares dividends monthly, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Investek Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.45% of the Fund's average daily net assets.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 0.90% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $25,063 ($0.02 per share) for the year ended March 31, 1998.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

                                                                     (Continued)

                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



         NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

         Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $6,716,183 and $4,592,770, respectively, for the year ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of Investek Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Investek Fixed Income Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Investek Fixed Income Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

April 23, 1998

Dear Shareholder:

The ZSA Asset Allocation Fund had a great year for a globally diversified balanced fund. Hindsight would certainly reveal that one should have only owned U.S. domestic large growth companies, but as we all know, everyone is not suitable for that level of risk. Still, for a conservative fund, ZSA returned 20.09% net for the year ended March 31, 1998.

As you review the relative performance numbers below, you can see that U.S. domestic equities is the only area where we underperformed. In spite of this year's performance, the Fund's U.S. Equities have beaten the S&P 500 over the last three years 33.29% to 31.77%. Recent media estimates have claimed that less than 10% of equity managers have beaten the S&P 500 over that time period.

The following is the approximate individual asset class performance for the ZSA Asset Allocation Fund versus some common benchmarks:

   U.S. Equities     ZSA AA     39.45%            S&P 500                 47.99%
   Fixed Income      ZSA AA     14.94%            Lehman Corp/Gov         12.50%
   REITs             ZSA AA     17.33%            NAREIT                  15.61%
   International     ZSA AA     20.82%            Dow World (ex-U.S.)     12.87%

The U.S. Equities numbers were most impacted by disappointments in three stocks:
Adaptec, Green Tree Financial and MedPartners. While Adaptec and MedPartners have yet to rebound, Green Tree received a buy-out offer for about $45 in Conseco stock after the end of this reporting period, so much of the underperformance has been recovered in a few weeks.

One additional factor that impacted our U.S. Equities is our discipline of reducing positions in high PE stocks that have advanced substantially and replacing them with lower PE stocks that have similar earnings growth outlooks. This does cause us to lag in rapidly rising markets, but should add to our performance in more normal times.

I would like to cover some of the less apparent risks in the current environment. It is my nature to focus first on the risks. The most profitable style of investing recently has been momentum investing. The simplest definition of this style is an investment process that focuses purchases on stocks that are moving higher at the moment. Very often, purchases are triggered when a stock or industry group breaks into new highs. The position is maintained only as long as the stock maintains a certain rate of increase. If for any reason a stock loses momentum, it is immediately sold. Momentum investing may also focus on earnings momentum. Purchases are made when stocks exhibit a consistent high rate of earnings growth and sold if that growth falters.

In either case, no consideration is given to current valuation. Price to earnings ratios are typically not considered, because the portfolio manager will simply sell if the momentum shifts. A skeptic might refer to this as an example of the greater fool theory. But, one should not discount the length of time or the extent to which such investing can carry the market higher. In the mid 1980's the Japanese market was carried from 15,000 to 38,000 before the bubble burst.

One ultimate effect of the momentum style is that fewer and fewer industries and eventually fewer and fewer stocks begin to attract all of the money. It is rare that a shift in emphasis (a rotation) occurs while a market is rising, because the emphasis is too concentrated. Only when the leaders finally falter does the momentum investor look around for a place to reinvest. So, only when the leaders falter, will the market consequently falter.

Are we there yet? I don't know. There is a lot of liquidity in the world ... a lot of investable money looking for a home. This could carry us much higher. During the last few years, the momentum investor has focused on technology stocks (though fewer and fewer meet the test), pharmaceutical companies and most evidently on the financial sector. The Asian situation has eroded support for technology and this industry may be falling off the list. Pharmaceuticals continue to be strong as do banks, brokers and mutual fund companies.

The one factor that would toll the end of the recent euphoria would be a hike in interest rates. This would damage the financial sector as higher interest rates would squeeze profits. It would also hurt the long term valuations on such growth issues as pharmaceuticals and technology because the future earnings would become worth less in a higher interest rate environment.

Guessing the direction of short term interest rates has a low probability of success. Even the top economists are right less than 50% of the time! Presently, the argument seems to be between the wage pressures of a tight employment situation, and the shrinking export volume to Southeast Asia. In the last three months, overall export orders have demonstrated a 5% to 8% decline per month over last year. If this does continue, there is a much stronger likelihood of a slower economy and lower interest rates, but the jury is still out.

The overall impact of this analysis proposes that we stay invested in domestic equities with a slightly higher than average exposure, but also that we recognize that there are cheaper stock markets around the world which we will overweight somewhat. It indicates that there may be much more risk in longer term bonds than the potential coupon return over the next few years, so we will keep our maturities lower than average. Real estate generally prospers from high employment levels. Even with the recent strength, rents are still at or below levels they reached ten or twelve years ago, so there is still room for growth there. An average to higher than average allocation is indicated.

During the last year, we have lost some assets in the Fund to redemptions, as some shareholders have established higher levels of risk tolerance. Risk tolerance normally goes up as the stock market rises and comes down when it falls. But, we have also acquired many new long term conservative investors, and we are excited about the Fund's prospects going forward.

I encourage you to call us with any questions. We do not have a "touch tone" service mentality, so if you have a question for me or have a friend or family member you might wish to refer, please call. My private line is (248) 901-1518, or feel free to use our toll-free line (800) 526-6639.

Respectfully,



Arthur E. Zaske
Portfolio Manager
ZSA Asset Allocation Fund

                           ZSA ASSET ALLOCATION FUND

                    Performance Update - $10,000 Investment

        For the period from August 10, 1992 (commencement of operations)
                               to March 31, 1998


                      ZSA Asset             50% S&P 500 Index
                      Allocation Fund       50% Lehman Gov/Corp Bond Index

 8/10/92              10,000                10,000
 9/30/92              10,007                10,246
12/31/92              10,286                10,508
 3/31/93              10,793                10,982
 6/30/93              11,449                11,174
 9/30/93              11,955                11,503
12/31/93              12,009                11,620
 3/31/94              11,139                11,217
 6/30/94              10,551                11,172
 9/30/94              10,804                11,473
12/31/94              10,475                11,493
 3/31/95              11,070                12,339
 6/30/95              11,816                13,327
 9/30/95              12,300                13,983
12/31/95              12,821                14,731
 3/31/96              13,040                14,947
 6/30/96              13,324                15,317
 9/30/96              13,706                15,345
12/31/96              14,593                16,592
 3/31/97              14,500                16,750
 6/30/97              15,815                18,494
 9/30/97              16,454                19,518
12/31/97              16,394                20,124
 3/31/98              17,412                21,664


This graph depicts the performance of the ZSA Asset Allocation Fund versus a combined index of 50% S&P 500 and 50% Lehman Government/Corporate Long Term Index. It is important to note that the ZSA Asset Allocation Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

--------------------------------------------------
Since Inception     One Year       Five Years
--------------------------------------------------
    10.33%           20.09%          10.03%
--------------------------------------------------


The graph assumes an initial $10,000 investment at August 10, 1992. All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $17,412 - total investment return of 74.12% since August 10, 1992.

At March 31, 1998, a similar investment in a combined index of 50% S&P 500 and 50% Lehman Government/Corporate Long Term would have grown to $21,664 - total investment return of 116.64% since August 10, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                      ZSA ASSET ALLOCATION FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 77.09%

       Beverages - 1.25%
            The Coca-Cola Company ................................................                      900               $   69,580
                                                                                                                          ----------

       Chemicals - 0.93%
            Monsanto Company .....................................................                    1,000                   52,000
                                                                                                                          ----------

       Commercial Services - 0.83%
            Ecolab, Inc. .........................................................                    1,600                   46,400
                                                                                                                          ----------

       Computers - 3.54%
       (a)  Adaptec, Inc. ........................................................                    3,100                   60,837
       (a)  Micron Electronics, Inc. .............................................                    6,800                   86,275
       (a)  3Com Corporation .....................................................                    1,400                   50,312
                                                                                                                          ----------
                                                                                                                             197,424
                                                                                                                          ----------
       Computer Software & Services - 2.01%
            Adobe Systems Incorporated ...........................................                      800                   36,150
       (a)  Microsoft Corporation ................................................                      850                   76,075
                                                                                                                          ----------
                                                                                                                             112,225
                                                                                                                          ----------
       Cosmetics & Personal Care - 1.38%
            Gillette Company .....................................................                      650                   77,146
                                                                                                                          ----------

       Electrical Equipment - 0.74%
            Linear Technology Corporation ........................................                      600                   41,400
                                                                                                                          ----------

       Electronics - 1.08%
            General Electric Company .............................................                      700                   60,200
                                                                                                                          ----------

       Entertainment - 0.76%
             The Walt Disney Company .............................................                      400                   42,700
                                                                                                                          ----------

       Financial - Banks, Commercial - 1.03%
            First Chicago NBD Corporation ........................................                      650                   57,281
                                                                                                                          ----------

       Financial - Banks, Money Center - 1.25%
            Chase Manhattan Corporation ..........................................                      518                   69,865
                                                                                                                          ----------

       Financial Services - 1.12%
            Green Tree Financial Corporation .....................................                    2,200                   62,562
                                                                                                                          ----------

       Food - Processing - 0.82%
            Philip Morris Companies Inc. .........................................                    1,100                   45,856
                                                                                                                          ----------


                                                                                                                         (Continued)


                                                      ZSA ASSET ALLOCATION FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Foreign Securities - 24.97%
            ABB AB - ADR ...................................................................            200               $   27,850
            Akzo Nobel N.V. - ADR ..........................................................            200                   20,375
            Amvescap PLC - ADR .............................................................            300                   32,100
            Australia & New Zealand Banking Group Limited - ADR ............................            600                   20,363
            Banco Bilbao Vizcaya, S.A. - ADR ...............................................            450                   21,150
            The Bank of Tokyo- Mitsubishi, Ltd. - ADR ......................................          2,400                   28,950
            Bass PLC - ADR .................................................................          1,600                   32,000
            British Airways PLC - ADR ......................................................            250                   26,016
            British Petroleum Company PLC - ADR ............................................            350                   30,122
            British Telecommunications PLC - ADR ...........................................            300                   32,813
            Commerzbank AG - ADR ...........................................................            800                   29,200
            Daimler-Benz AG - ADR ..........................................................            400                   37,150
       (a)  Elan Corporation PLC - ADR .....................................................          1,300                   84,012
            Endesa S.A. - ADR ..............................................................            900                   21,825
            Fuji Photo Film - ADR ..........................................................            750                   27,563
            Fujitsu Limited - ADR ..........................................................            800                   42,000
            Glaxo Wellcome PLC - ADR .......................................................            450                   24,356
            Honda Motor Co., Ltd. - ADR ....................................................            500                   35,500
            Hong Kong Telecommunications Ltd. - ADR ........................................          2,165                   45,330
            HSBC Holdings PLC - ADR ........................................................            150                   46,350
            Koninklijke Ahold N.V. - ADR ...................................................            660                   21,615
            Kyocera Corporation - ADR ......................................................            200                   21,450
            Luxottica Group S.P.A. - ADR ...................................................            400                   37,475
            LVMH (Moet Hennessy Louis Vuitton) - ADR .......................................            850                   36,125
            Minebea Company Ltd. - ADR .....................................................          1,800                   38,700
            Novartis - ADR .................................................................            496                   43,772
            Pioneer Electronic Corporation - ADR ...........................................          1,800                   29,138
            Rhone-Poulenc - ADR ............................................................            750                   37,781
            Rio Tinto Limited - ADR ........................................................            350                   18,113
            Roche Holding AG - ADR .........................................................            375                   39,938
            Royal Dutch Petroleum Company ..................................................          1,400                   79,537
            RWE AG - ADR ...................................................................            500                   27,000
            Siemens AG - ADR ...............................................................            500                   33,375
            Smith (Howard) Limited - ADR ...................................................          1,100                   16,913
            TDK Corporation - ADR ..........................................................            400                   30,700
            Telecom Italia S.P.A. - ADR ....................................................            400                   31,775
            Telefonaktiebolaget LM Ericsson - ADR ..........................................            550                   26,159
            Telefonica de Espana - ADR .....................................................            200                   26,450
            Total S.A. - ADR ...............................................................            800                   48,050



                                                                                                                         (Continued)


                                                      ZSA ASSET ALLOCATION FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Foreign Securities - (Continued)
            Toyota Motor Corporation - ADR .......................................                      500               $   26,375
            Unilever PLC - ADR ...................................................                    1,500                   58,500
                                                                                                                          ----------
                                                                                                                           1,393,966
                                                                                                                          ----------
       Household Products & Housewares - 2.07%
            Libbey, Inc. .........................................................                    1,400                   52,150
            The Procter & Gamble Company .........................................                      750                   63,280
                                                                                                                          ----------
                                                                                                                             115,430
                                                                                                                          ----------
       Insurance - Multiline - 1.80%
            American International Group, Inc. ...................................                      800                  100,750
                                                                                                                          ----------

       Machine - Construction & Mining - 1.09%
            Caterpillar Inc. .....................................................                    1,100                   60,568
                                                                                                                          ----------

       Manufactured Housing - 0.84%
            Clayton Homes, Inc. ..................................................                    2,327                   47,122
                                                                                                                          ----------

       Medical - Biotechnology - 1.44%
            Medtronic, Inc. ......................................................                    1,550                   80,406
                                                                                                                          ----------

       Medical - Hospital Management & Service - 0.81%
       (a)  MedPartners, Inc. ....................................................                    4,400                   45,100
                                                                                                                          ----------

       Metal Fabrication & Hardware - 1.17%
            Kaydon Corporation ...................................................                    1,600                   65,400
                                                                                                                          ----------

       Metals - Diversified - 1.04%
            Phelps Dodge Corporation .............................................                      900                   58,106
                                                                                                                          ----------

       Oil & Gas - Domestic - 1.25%
            Enron Corporation ....................................................                    1,500                   69,562
                                                                                                                          ----------

       Oil & Gas - International - 1.15%
            Chevron Corporation ..................................................                      800                   64,250
                                                                                                                          ----------

       Pharmaceuticals - 0.74%
            Abbott Laboratories ..................................................                      550                   41,422
                                                                                                                          ----------

       Real Estate Investment Trusts - 13.97%
            Avalon Properties, Inc. ..............................................                      425                   12,219
            BRE Properties, Inc. .................................................                      900                   25,594
            Burnham Pacific Properties, Inc.......................................                    2,200                   32,175

                                                                                                                         (Continued)


                                                      ZSA ASSET ALLOCATION FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Real Estate Investment Trusts - (Continued)
            Camden Property Trust ................................................                      800               $   23,700
            CarrAmerica Realty Corporation .......................................                    1,450                   43,500
            Chateau Communities, Inc. ............................................                    1,422                   42,305
            Cousins Properties, Inc. .............................................                    1,300                   40,138
            Developers Diversified Realty Corporation ............................                      650                   26,569
            Duke Realty Investments, Inc. ........................................                    1,900                   46,312
            EastGroup Properties Inc. ............................................                    1,600                   33,000
            Equity Office Properties Trust .......................................                    1,076                   32,953
            Equity Residential Properties Trust ..................................                      231                   11,608
            Federal Realty Investment Trust ......................................                      400                    9,825
            General Growth Properties ............................................                      350                   12,775
            Great Lakes REIT, Inc. ...............................................                    2,400                   46,200
            Highwoods Properties, Inc. ...........................................                      750                   26,438
            IRT Property Company .................................................                    1,000                   11,625
            Kimco Realty Corporation .............................................                    1,050                   37,144
            Liberty Property Trust ...............................................                    1,400                   37,625
            Mack-Cali Realty Corporation .........................................                      500                   19,531
            Merry Land & Investment Company, Inc. ................................                      500                   11,188
            New Plan Realty Trust ................................................                      500                   12,562
            Oasis Residential, Inc. ..............................................                      500                   11,094
            Post Properties, Inc .................................................                      275                   10,983
            Security Capital Pacific Trust .......................................                    1,000                   24,063
            Simon DeBartolo Group, Inc. ..........................................                      800                   27,450
            Spieker Properties, Inc. .............................................                    1,000                   41,250
            Taubman Centers, Inc. ................................................                    1,650                   21,450
            United Dominion Realty Trust, Inc. ...................................                      800                   11,600
            Washington Real Estate Investment Trust ..............................                      650                   11,172
            Weingarten Realty Investors ..........................................                      275                   12,306
            Western Investment Real Estate Trust .................................                      900                   13,444
                                                                                                                          ----------
                                                                                                                             779,798
                                                                                                                          ----------
       Retail - Specialty Line - 1.28%
       (a)  Borders Group, Inc. ..................................................                    2,100                   71,531
                                                                                                                          ----------

       Telecommunications - 1.28%
            Lucent Technologies, Inc. ............................................                      560                   71,610
                                                                                                                          ----------

       Toys - 1.21%
            Mattel, Inc. .........................................................                    1,700                   67,363
                                                                                                                          ----------

       Transportation - Miscellaneous - 0.96%
            CSX Corporation ......................................................                      900                   53,550
                                                                                                                          ----------

                                                                                                                         (Continued)

                                                     ZSA ASSET ALLOCATION FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Utilities - Electric - 1.37%
            Edison International .................................................                    2,600               $   76,375
                                                                                                                          ----------

       Utilities - Telecommunications - 1.91%
            A T & T Corp. ........................................................                      800                   52,500
            GTE Corporation ......................................................                      900                   53,888
                                                                                                                          ----------
                                                                                                                             106,388
                                                                                                                          ----------
       Warrant - 0.00%
       (a)  Security Capital Group Incorporated (expiration date 09/18/98) .......                       52                      172
                                                                                                                          ----------

Total Common Stocks (Cost $2,979,741) ............................................                                         4,303,508
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest         Maturity
                                                                Principal           Rate             Date
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT OBLIGATIONS - 22.28%

       United States Treasury Note ........................      $550,000           7.00%          07/15/06                  594,860
       United States Treasury Note ........................       600,000           7.25%          05/15/04                  648,563
                                                                                                                          ----------

Total U. S. Government Obligations (Cost $1,157,622)                                                                       1,243,423
                                                                                                                          ----------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Shares
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.12%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares .............................                    6,442                    6,442
                                                                                                                          ----------
            (Cost $6,442)

Total Value of Investments (Cost $4,143,805 (b)) .................................                         99.49%         $5,553,373
Other Assets Less Liabilities ....................................................                          0.51%             28,681
                                                                                                         -------          ----------
       Net Assets                                                                                         100.00%         $5,582,054
                                                                                                         =======          ==========










                                                                                                                         (Continued)

                                                      ZSA ASSET ALLOCATION FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998



       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


            Unrealized appreciation                                                                                      $1,506,382
            Unrealized depreciation                                                                                         (96,814)
                                                                                                                         ----------

                                                          Net unrealized appreciation                                    $1,409,568
                                                                                                                         ==========


       The following acronyms are used throughout this portfolio:

            ADR - American Depository Receipt
            PLC - Public Liability Company



See accompanying notes to financial statements

                                                      ZSA ASSET ALLOCATION FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $4,143,805) ......................................................                     $5,553,373
       Cash .........................................................................................                            842
       Income receivable ............................................................................                         35,024
       Receivable for fund shares sold ..............................................................                          1,900
       Other assets .................................................................................                             14
                                                                                                                          ----------

            Total assets ............................................................................                      5,591,153
                                                                                                                          ----------

LIABILITIES
       Accrued expenses .............................................................................                          6,312
       Payable to advisor (note 2) ..................................................................                          2,787
                                                                                                                          ----------

            Total liabilities .......................................................................                          9,099
                                                                                                                          ----------

NET ASSETS
       (applicable to 368,622 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ......................................                     $5,582,054
                                                                                                                          ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
       ($5,582,054 / 368,622 shares) ................................................................                     $    15.14
                                                                                                                          ==========

NET ASSETS CONSIST OF
       Paid-in capital ..............................................................................                     $3,493,978
       Undistributed net investment income ..........................................................                            275
       Undistributed net realized gain on investments ...............................................                        678,233
       Net unrealized oappreciation on investments ..................................................                      1,409,568
                                                                                                                          ----------
                                                                                                                          $5,582,054
                                                                                                                          ==========


See accompanying notes to financial statements

                                                      ZSA ASSET ALLOCATION FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998



INVESTMENT INCOME

       Income
            Interest .....................................................................................               $  126,172
            Dividends ....................................................................................                  131,319
                                                                                                                         ----------

                 Total income ............................................................................                  257,491
                                                                                                                         ----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   71,560
            Fund administration fees (note 2) ............................................................                   17,880
            Distribution fees (note 3) ...................................................................                   17,879
            Custody fees .................................................................................                    3,338
            Registration and filing administration fees (note 2) .........................................                    3,212
            Fund accounting fees (note 2) ................................................................                   21,000
            Audit fees ...................................................................................                    9,200
            Legal fees ...................................................................................                    5,663
            Securities pricing fees ......................................................................                    6,455
            Shareholder recordkeeping fees ...............................................................                    1,100
            Shareholder servicing expenses ...............................................................                    3,987
            Registration and filing expenses .............................................................                    3,594
            Printing expenses ............................................................................                    4,543
            Amortization of deferred organization expenses ...............................................                    7,555
            Trustee fees and meeting expenses ............................................................                    4,193
            Other operating expenses .....................................................................                    4,705
                                                                                                                         ----------

                 Total expenses ..........................................................................                  185,864
                                                                                                                         ----------

                 Less  investment advisory fees waived (note 2) ..........................................                  (46,413)
                                                                                                                         ----------

                 Net expenses ............................................................................                  139,451
                                                                                                                         ----------

                       Net investment income .............................................................                  118,040
                                                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ....................................................                  845,982
       Increase in unrealized appreciation on investments ................................................                  365,346
                                                                                                                         ----------

            Net realized and unrealized gain on investments ..............................................                1,211,328
                                                                                                                         ----------

                 Net increase in net assets resulting from operations ....................................               $1,329,368
                                                                                                                         ==========



See accompanying notes to financial statements

                                                      ZSA ASSET ALLOCATION FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year ended          Year ended
                                                                                                       March 31,           March 31,
                                                                                                           1998                1997
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS

     Operations
         Net investment income .............................................................        $   118,040         $   196,480
         Net realized gain from investment transactions ....................................            845,982             770,278
         Increase in unrealized appreciation on investments ................................            365,346               3,607
                                                                                                    -----------         -----------

              Net increase in net assets resulting from operations .........................          1,329,368             970,365
                                                                                                    -----------         -----------

     Distributions to shareholders from
         Net investment income .............................................................           (117,765)           (198,165)
         Net realized gain from investment transactions ....................................           (306,295)               (200)
                                                                                                    -----------         -----------

              Decrease in net assets resulting from distributions ..........................           (424,060)           (198,365)
                                                                                                    -----------         -----------

     Capital share transactions
         Decrease in net assets resulting from capital share transactions (a) ..............         (3,495,735)         (2,225,412)
                                                                                                    -----------         -----------

                   Total decrease in net assets ............................................         (2,590,427)         (1,453,412)

NET ASSETS

     Beginning of year .....................................................................          8,172,481           9,625,893
                                                                                                    -----------         -----------

     End of year  (including undistributed net investment income of of $275 in 1998)........        $ 5,582,054         $ 8,172,481
                                                                                                    ===========         ===========



(a) A summary of capital share activity follows:
                                                                  ------------------------------------------------------------------
                                                                             Year ended                        Year ended
                                                                           March 31, 1998                    March 31, 1997

                                                                       Shares           Value             Shares           Value
                                                                  ------------------------------------------------------------------

Shares sold ............................................               32,396       $   479,312           138,546       $ 1,838,748
Shares issued for reinvestment
     of distributions ..................................               29,260           421,062            14,919           194,507
                                                                  -----------       -----------       -----------       -----------

                                                                       61,656           900,374           153,465         2,033,255

Shares redeemed ........................................             (300,509)       (4,396,109)         (323,926)       (4,258,667)
                                                                  -----------       -----------       -----------       -----------

     Net decrease ......................................             (238,853)      $(3,495,735)         (170,461)      $(2,225,412)
                                                                  ===========       ===========       ===========       ===========




See accompanying notes to financial statements

                                                      ZSA ASSET ALLOCATION FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year ended    Year ended  Year ended   Year ended   Year ended
                                                                       March 31,     March 31,   March 31,    March 31,    March 31,
                                                                           1998          1997        1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ...............................       $13.45       $12.37       $10.76       $10.92       $10.77

      Income (loss) from investment operations
           Net investment income (loss) ..........................         0.25         0.29         0.30         0.15        (0.01)
           Net realized and unrealized gain (loss) on investments          2.39         1.08         1.61        (0.17)        0.31
                                                                    -----------  -----------  -----------  -----------  -----------

                Total from investment operations .................         2.64         1.37         1.91        (0.02)        0.30
                                                                    -----------  -----------  -----------  -----------  -----------

      Distributions to shareholders from
           Net investment income .................................        (0.25)       (0.29)       (0.30)       (0.14)       (0.01)
           Net realized gain from investment transactions ........        (0.70)           0            0            0        (0.14)
                                                                    -----------  -----------  -----------  -----------  -----------

                Total distributions ..............................        (0.95)       (0.29)       (0.30)       (0.14)       (0.15)
                                                                    -----------  -----------  -----------  -----------  -----------

Net asset value, end of year .....................................       $15.14       $13.45       $12.37       $10.76       $10.92
                                                                    ===========  ===========  ===========  ===========  ===========

Total return .....................................................        20.09%       11.20%       17.80%      (0.62)%        2.67%
                                                                    ===========  ===========  ===========  ===========  ===========

Ratios/supplemental data
      Net assets, end of year ....................................  $ 5,582,054  $ 8,172,481  $ 9,625,893  $10,564,778  $13,554,753
                                                                    ===========  ===========  ===========  ===========  ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .........         2.60%        2.37%        2.30%        2.03%        2.75%
           After expense reimbursements and waived fees ..........         1.95%        1.95%        1.91%        1.95%        1.92%

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees .........         1.00%        1.77%        2.06%        1.18%      (0.88)%
           After expense reimbursements and waived fees ..........         1.65%        2.18%        2.45%        1.27%      (0.05)%

      Portfolio turnover rate ....................................         53.54%       9.57%       67.89%      130.53%       53.66%

      Average broker commissions per share (a) ...................       $0.1006     $0.9686          -            -            -


(a)  Represents  total  commissions  paid on  portfolio  securities  divided by total  portfolio  shares  purchased or sold on which commissions were charged.


See accompanying notes to financial statements

                            ZSA ASSET ALLOCATION FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The ZSA Asset Allocation Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment
              Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on August 10, 1992. The investment objective of the Fund is to seek total return consisting of a combination of capital appreciation, both realized and unrealized, and current income. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m., New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.






                                                                     (Continued)

                            ZSA ASSET ALLOCATION FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

              F. Repurchase Agreement - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant to an investment advisory agreement, Zaske, Sarafa & Associates, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

              The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.95% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $46,413 ($0.09 per share) for the year ended March 31, 1998.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

                            ZSA ASSET ALLOCATION FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


 NOTE 3 - DISTRIBUTION AND SERVICE FEES

              The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), as amended, adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

              The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts. The Fund incurred $17,879 of such expenses under the Plan for the year ended March 31, 1998.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $3,480,791 and $5,537,646, respectively, for the year ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of ZSA Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ZSA Asset Allocation Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of ZSA Asset Allocation Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

                         Brown Capital Management Funds
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069

                                                          Telephone 919-972-9922
                                                       U. S. WATTS 800-525- FUND
                                                          Facsimile 919-442-4226

April 15, 1998



Dear Shareholder:

I am sure you're tired of hearing about the unprecedented series of consecutive years of 20+% gains in the broad stock market. Perhaps what isn't as widely known, is that we have experienced an unprecedented streak of six years of earnings increases for the S&P 500. The only period that has come close in the last 50 years is 1962-1966. We expect the streak to continue, albeit at a slower pace in 1998.

While the Washington press corps was ensconced in nosing out scandals (don't worry this letter will not go there), the economy and the market continued its upward trend. The S&P 500 Index increased 48.0%, on a total return basis, during the fiscal year. Large capitalization indices still outperformed smaller capitalization indices (the Russell 2000 Index was up 42.0%). The Lehman Government/Corporate Bond Index returned 12.4% for the same period.

What hasn't been adequately discussed is the explanation behind the unprecedented gains in the stock market. For the past couple of years, we (like many others) have stated, at the beginning of the year, that we expect market gains to revert to the historic norm of 10-11%. It hasn't happened, and the reason can be traced to two primary factors-- greater than expected declines in interest rates and an expansion in price earnings ratios. At the risk of sounding redundant, in 1998 we expect - (1) the broad stock market to return the historical returns of 10-11%, (2) the small and mid-cap companies to play catch-up, and (3) bonds to offer very competitive returns with stocks.

The table below is helpful in providing some insights into the narrow and skewed market performance in calendar year 1997.

------------------------- ----------------- ---------------- ------------------
                               12/31/96-        6/30/97-          10/27/97-
                                6/30/97         10/26/97          12/31/97
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
S&P 500                          20.6%            6.9%              11.0%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 1000 Growth              19.6%            6.4%              10.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000                     10.2%           13.4%               4.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000 Growth               5.2%           14.4%               1.5%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell Mid-Cap Growth           10.5%           12.5%               6.5%
------------------------- ----------------- ---------------- ------------------

Clearly, the first half of calendar 1997 was dominated by large capitalization companies, and the S&P 500 outperformed the Russell 2000 by 1040 basis points. More specifically, what cannot be gleaned from the chart, but as indicated above, the performance was fueled by the highly liquid "super market caps". However, from mid-year up to the market setback on October 27, the tables reversed just as dramatically. The Russell 2000 and Russell Mid-Cap Growth index outperformed the S&P 500 by 650 and 750 basis points respectively. But, the unexpected happened after the October 27 market setback. One would have expected the leadership to have remained with the small and mid-cap companies that derive the major portion of their sales and earnings domestically. It is clear from the chart that this didn't occur. Rather, the S&P 500 outperformed the Russell 2000 and Russell 2000 Mid-Cap Growth indices by 670 and 950 basis points respectively from October 27 through calendar year-end. Obviously to date, in the aftermath of the Asian crisis, the perceived safety of the very large companies has overwhelmed the international exposure of many of these companies.

Calendar 1997 proved to be a challenging year for bottom-up stock pickers with a growth investment approach for a couple of reasons. First, the gains in the market were narrow and were fueled by the very large companies, referred to by a newly coined term, "super market caps". Second, "bombs going off". Companies reporting or "signaling" disappointing earnings were severely punished in the marketplace. How did these phenomena directly affect the performance results achieved in the Equity Fund and the equity portion of the Balanced Fund? With respect to the first item, for the first six months of the year we considered most of the companies (e.g., Coca Cola, Gillette, Proctor and Gamble), even though growth companies, to be overvalued. Directionally, we were right on the mark with respect to market capitalization in managing the Equity Fund. The weighted market capitalization of the portfolio increased from approximately $10 billion at the beginning of 1997 to $26 billion by the end of the calendar year. With respect to the second item, we were fortunate during the first nine months of 1997 in that we escaped the "bombs" (instant price declines of 20% or more in response to a news item--our definition) experienced by many investors. However, we were not as fortunate in the third fiscal quarter. In fact, three stocks that can be classified as "bombs" by the above definition explain almost all of the underperformance in the third fiscal quarter. These three stocks declined by the following amounts from the date of the specific news announcement to calendar year-end: Green Tree Financial down 35%, Fastenal down 24%, and Wisconsin Central Transportation down 22%. Our job of course is to assess whether anything has changed fundamentally with these or any other holdings in your portfolio. We are hard at work making these assessments, and evaluating new investment opportunities that will produce superior returns in 1998 and beyond.

The Asian woes and their implications are serious, but not fatal. It is highly likely that they will cause our GDP growth to be lower by an estimated 1/2-1%. The good news is that the market's narrow focus and the Asian crisis will pass. Additionally, we will have modest domestic real GDP accompanied by modest inflation (not deflation in our opinion), and low interest rates. El Nino may actually have aided the economy in the most recent quarter--lower energy costs, due to warmer than usual weather, helped retail spending. The other good news is that we have a portfolio of companies with superior characteristics relative to the performance benchmark that are attractively priced. We have found that over time this is a winning combination that translates into superior performance.

As usual, some economic sectors in the portfolio contributed to the performance and others hindered the performance. For the mid/large capitalization equities in the Equity and Balanced Funds, the top contributing sectors were Technology, Consumer Cyclical and Consumer Staples, while the drags were Utilities and Basic Materials. For the small companies in the Small Company Fund, the top contributing sectors were Technology and Consumer Discretionary, while Energy was the worst performing sector.

During the most recent quarter, we made few strategic changes. Outsourcing continues to be a major trend. We took the following actions to increase our exposure to an area that we have invested in for quite a while:

In the Equity Fund and the equity portion of the Balanced Fund, we sold Intel Corp and we bought IBM. While both are technology companies, we decided to trim our exposure to a hardware component-related company that may come under some pricing pressure and to add a company that will benefit from outsourcing and information technology. IBM has a stated goal to "turn IBM into the world's premier knowledge management company". In 1997, 49.1% of IBM's revenue came from Services, Software and Maintenance and we believe IBM can play a major role in outsourcing by other companies. We added FiServ, a company that provides financial data processing systems and information management services and products to financial entities. While the Energy sector is traditionally not thought of as a growth sector, we believe the current valuations of some growth-oriented oil service companies are compelling. We added Schlumberger to the portfolio.

In the Small Company Fund, we added Applied Digital Access, a company that provides network management software and services, Best Software, a company that provides human resources and payroll management software solutions, and, Concord Communications, a software-based company that provides performance analysis and reporting solutions for the management of computer networks. Additionally, we purchased Applied Analytical Industries, a company that provides product development and support services to the pharmaceutical and biotechnology industries.

The fixed income portion of the Balanced Fund found fixed income markets fairly quiet in the most recent quarter. At the end of the quarter, the long-term Treasury bond at 5.93% was about the same as at year-end. Considering the yield curve, the spread relationships extant in the marketplace, and the fact that we don't expect a significant decline in interest rates near-term, we think the current portfolio structure is appropriate. Currently, we are emphasizing intermediate-term maturity and high quality bonds.

Our overall view on the market has not changed. We still believe the market (using the S&P500 as a proxy) to be fairly fully valued - trading at 21 times estimated forward twelve months earnings. While P/E's may have expanded as far as they can in the current interest rate environment, we believe steady earnings growth and a low inflation environment create an upside potential at least equal to the growth in earnings. However, the economic expansion is in its eighth year and most to the benefits of restructuring are behind us. Rising labor costs may limit margins, and earnings growth may be tied solely to revenue growth. Companies may not be able to increase prices in the current environment of inter-global competition and low inflation. We continue to believe stock selection is key.

Sincerely,


Eddie C. Brown
President

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                    Performance Update - $10,000 Investment

            For the period from September 30, 1992 to March 31, 1998


                    BCM Equity          S&P 500 w/Income
                    Fund                Index

   9/30/92          10,000              10,000
  12/31/92          11,063              10,504
   3/31/93          11,122              10,962
   6/30/93          10,962              11,016
   9/30/93          11,427              11,300
  12/31/93          11,817              11,562
   3/31/94          11,623              11,124
   6/30/94          11,445              11,171
   9/30/94          11,972              11,717
  12/31/94          11,727              11,715
   3/31/95          12,657              12,855
   6/30/95          13,988              14,083
   9/30/95          15,374              15,202
  12/31/95          15,485              16,117
   3/31/96          16,486              16,982
   6/30/96          17,018              17,744
   9/30/96          17,591              18,293
  12/31/96          18,433              19,818
   3/31/97          17,955              20,349
   6/30/97          20,615              23,901
   9/30/97          22,658              25,692
  12/31/97          22,608              26,429
   3/31/98          25,978              30,116

This graph depicts the performance of The Brown Capital Management Equity Fund versus the S&P 500 w/Income Index. It is important to note that The Brown Capital Management Equity Fund is a professionally managed mutual fund while the index is not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

-------------------------------------------------
Since Inception      One Year       Five Years
-------------------------------------------------
    18.95%            44.68%          18.48%
-------------------------------------------------


The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $25,978 - total investment return of 159.78% since September 30, 1992.

At March 31, 1998, a similar investment in the S&P 500 w/Income Index would have grown to $30,116 - total investment return of 201.16% since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 93.22%

       Beverages - 2.09%
            The Coca-Cola Company ..............................................                     2,200                $  170,088
                                                                                                                          ----------

       Biopharmaceuticals - 1.42%
            Perkin-Elmer Corporation ...........................................                     1,600                   115,700
                                                                                                                          ----------

       Building Materials - 2.07%
            Illinois Tool Works, Inc. ..........................................                     2,600                   168,350
                                                                                                                          ----------

       Computers - 6.31%
        (a) Bay Networks, Inc. .................................................                     2,800                    75,950
        (a) EMC Corporation ....................................................                     5,100                   192,844
            Hewlett-Packard Company ............................................                     1,900                   120,412
            International Business Machines ....................................                     1,200                   124,650
                                                                                                                          ----------
                                                                                                                             513,856
                                                                                                                          ----------
       Computer Software & Services - 15.39%
        (a) Acxiom Corporation .................................................                     7,200                   184,500
        (a) BMC Software, Inc. .................................................                     2,000                   167,625
        (a) Cisco Systems, Inc. ................................................                     1,150                    78,631
        (a) Fiserv, Inc. .......................................................                     1,000                    63,375
        (a) Microsoft Corporation ..............................................                     2,600                   232,700
        (a) Oracle Corporation .................................................                     4,787                   151,090
        (a) Sterling Commerce, Inc. ............................................                     3,672                   170,289
        (a) Sterling Software, Inc. ............................................                     3,650                   206,225
                                                                                                                          ----------
                                                                                                                           1,254,435
                                                                                                                          ----------
       Cosmetics & Personal Care - 1.02%
            Gillette Company ...................................................                       700                    83,081
                                                                                                                          ----------

       Electrical Equipment - 3.78%
            Belden, Inc. .......................................................                     3,600                   150,750
            Honeywell, Inc. ....................................................                     1,900                   157,106
                                                                                                                          ----------
                                                                                                                             307,856
                                                                                                                          ----------
       Electronics - 3.81%
            General Electric Company ...........................................                     1,300                   111,800
        (a) Solectron Corporation ..............................................                     4,700                   198,575
                                                                                                                          ----------
                                                                                                                             310,375
                                                                                                                          ----------
       Entertainment - 4.31%
            Carnival Corporation ...............................................                     2,610                   180,743
            The Walt Disney Company ............................................                     1,600                   170,800
                                                                                                                          ----------
                                                                                                                             351,543
                                                                                                                          ----------



                                                                                                                         (Continued)


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Financial - Banks, Money Center - 2.76%
            Chase Manhattan Corporation ........................................                     1,670                $  225,241
                                                                                                                          ----------

       Financial Services - 6.92%
            Equifax Inc. .......................................................                     3,450                   125,925
            Green Tree Financial Corporation ...................................                     7,250                   206,172
            T. Rowe Price Associates, Inc. .....................................                     3,300                   232,237
                                                                                                                          ----------
                                                                                                                             564,334
                                                                                                                          ----------
       Hand & Machine Tools - 1.12%
            Danaher Corporation ................................................                     1,200                    91,275
                                                                                                                          ----------

       Household Products & Housewares - 2.17%
            Newell Company .....................................................                     3,650                   176,797
                                                                                                                          ----------

       Insurance - Life & Health - 1.41%
            AFLAC Incorporated .................................................                     1,812                   114,609
                                                                                                                          ----------

       Leisure - 1.01%
            Harley-Davidson, Inc. ..............................................                     2,500                    82,500
                                                                                                                          ----------

       Medical - Hospital Management & Service - 3.31%
        (a) Health Care and Retirement Corporation .............................                     3,450                   148,134
        (a) Health Management Associates, Inc. .................................                     4,250                   121,656
                                                                                                                          ----------
                                                                                                                             269,790
                                                                                                                          ----------
       Medical Supplies - 1.88%
            Johnson & Johnson ..................................................                     2,100                   153,431
                                                                                                                          ----------

       Oil & Gas - Equipment & Services - 2.04%
            Schlumberger Limited ...............................................                     2,200                   166,513
                                                                                                                          ----------

       Pharmaceuticals - 8.33%
        (a) ALZA Corporation ...................................................                     4,200                   188,212
            Cardinal Health, Inc. ..............................................                     3,575                   315,270
        (a) R.P. Scherer Corporation ...........................................                     2,600                   175,500
                                                                                                                          ----------
                                                                                                                             678,982
                                                                                                                          ----------
       Real Estate - 1.58%
            The Rouse Company ..................................................                     4,100                   129,150
                                                                                                                          ----------

       Restaurants & Food Service - 3.61%
        (a) The Cheesecake Factory .............................................                     2,700                    89,944
            Craker Barrel Old Country Store, Inc. ..............................                     5,100                   204,000
                                                                                                                          ----------
                                                                                                                             293,944
                                                                                                                          ----------

                                                                                                                         (Continued)


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Retail - Department Stores - 1.39%
            Dollar General Corporation .........................................                     2,931                $  113,393
                                                                                                                          ----------

       Retail - Grocery - 1.92%
            Casey's General Stores, Inc. .......................................                     9,800                   156,800
                                                                                                                          ----------

       Retail - Specialty Line - 7.74%
        (a) AutoZone, Inc. .....................................................                     6,800                   230,350
            Fastenal Company ...................................................                     3,100                   134,463
            The Home Depot, Inc. ...............................................                     3,950                   265,638
                                                                                                                          ----------
                                                                                                                             630,451
                                                                                                                          ----------
       Telecommunications Equipment - 1.32%
        (a) ADC Telecommunications, Inc. .......................................                     3,900                   107,494
                                                                                                                          ----------

       Transportation - Rail - 1.87%
        (a) Wisconsin Central Transportation Corporation .......................                     5,400                   152,044
                                                                                                                          ----------

       Utilities - Gas - 2.64%
            MCN Energy Group, Inc. .............................................                     5,750                   214,906
                                                                                                                          ----------

            Total Common Stocks (Cost $5,412,662) ..............................                                           7,596,938
                                                                                                                          ----------

INVESTMENT COMPANIES - 6.65%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...........................                   360,293                   360,293
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .....................                   182,012                   182,012
                                                                                                                          ----------

            Total Investment Companies (Cost $542,305) .........................                                             542,305
                                                                                                                          ----------


Total Value of Investments (Cost $5,954,967 (b)) ...............................                          99.87%          $8,139,243
Other Assets Less Liabilities ..................................................                           0.13%              10,527
                                                                                                         ------           ----------
       Net Assets ..............................................................                         100.00%          $8,149,770
                                                                                                         ======           ==========








                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998





       (a)  Non-income producing investment.

       (b)  Aggregate cost for federal income tax purposes is $5,969,342.  Unrealized  appreciation  (depreciation)  appreciation of investments for federal income tax purposes in as follows:


            Unrealized appreciation                                                                                      $2,197,294
            Unrealized depreciation                                                                                         (27,393)
                                                                                                                         ----------

                            Net unrealized appreciation                                                                  $2,169,901
                                                                                                                         ==========



See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $5,954,967) ......................................................                    $8,139,243
       Cash .........................................................................................                        21,584
       Income receivable ............................................................................                         4,396
                                                                                                                         ----------

            Total assets ............................................................................                     8,165,223
                                                                                                                         ----------

LIABILITIES
       Accrued expenses .............................................................................                         5,420
       Payable for investment purchases .............................................................                        10,033
                                                                                                                         ----------

            Total liabilities .......................................................................                        15,453
                                                                                                                         ----------

NET ASSETS
       (applicable to 372,570 Institutional Class shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ......................................                    $8,149,770
                                                                                                                         ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($8,149,770 / 372,570 shares) ...............................................................                     $    21.87
                                                                                                                         ==========

NET ASSETS CONSIST OF
       Paid-in capital ..............................................................................                    $5,979,229
       Distributions in excess of net realized gains ................................................                       (13,735)
       Net unrealized oappreciation on investments ..................................................                     2,184,276
                                                                                                                         ----------
                                                                                                                         $8,149,770
                                                                                                                         ==========

See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998



INVESTMENT LOSS

       Income
            Interest ................................................................................                    $   22,473
            Dividends ...............................................................................                        44,020
                                                                                                                         ----------

                 Total income .......................................................................                        66,493
                                                                                                                         ----------

       Expenses
            Investment advisory fees (note 2) .......................................................                        41,626
            Fund administration fees (note 2) .......................................................                        16,010
            Custody fees ............................................................................                         4,413
            Registration and filing administration fees (note 2) ....................................                         5,169
            Fund accounting fees (note 2) ...........................................................                        21,000
            Audit fees ..............................................................................                         9,663
            Legal fees ..............................................................................                         5,103
            Securities pricing fees .................................................................                         2,811
            Shareholder recordkeeping fees ..........................................................                           914
            Shareholder servicing expenses ..........................................................                         3,796
            Registration and filing expenses ........................................................                         4,709
            Printing expenses .......................................................................                         3,480
            Trustee fees and meeting expenses .......................................................                         4,243
            Other operating expenses ................................................................                         3,734
                                                                                                                         ----------

                 Total expenses .....................................................................                       126,671
                                                                                                                         ----------

                 Less:
                       Expense reimbursements (note 2) ..............................................                        (8,549)
                       Investment advisory fees waived (note 2) .....................................                       (41,375)
                                                                                                                         ----------

                 Net expenses .......................................................................                        76,747
                                                                                                                         ----------

                       Net investment loss ..........................................................                       (10,254)
                                                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realizedo gain from investment transactions ..............................................                       603,519
       Increase in unrealized appreciation on investments ...........................................                     1,740,209
                                                                                                                         ----------

            Net realized and unrealized gain on investments .........................................                     2,343,728
                                                                                                                         ----------

                 Net increase in net assets resulting from operations ...............................                    $2,333,474
                                                                                                                         ==========




See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Year ended     Year ended
                                                                                                            March 31,      March 31,
                                                                                                                1998           1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

     Operations
         Net investment (loss) income ...............................................                     $  (10,254)    $    9,751
         Net realized gain from investment transactions .............................                        603,519         64,344
         Increase in unrealized appreciation on investments .........................                      1,740,209        104,676
                                                                                                          ----------     ----------

              Net increase in net assets resulting from operations ..................                      2,333,474        178,771
                                                                                                          ----------     ----------

     Distributions to shareholders from
         Net investment income ......................................................                              0         (9,794)
         Net realized gain from investment transactions .............................                       (660,547)      (123,813)
         Distributions in excess of net realized gains ..............................                        (13,735)             0
                                                                                                          ----------     ----------

              Decrease in net assets resulting from distributions ...................                       (674,282)      (133,607)
                                                                                                          ----------     ----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) .......                      2,085,558      2,393,994
                                                                                                          ----------     ----------

                   Total increase in net assets .....................................                      3,744,750      2,439,158

NET ASSETS

     Beginning of year ..............................................................                      4,405,020      1,965,862
                                                                                                          ----------     ----------

     End of year  (including undistributed net investment income of $39 in 1997) ....                     $8,149,770     $4,405,020
                                                                                                          ==========     ==========



(a) A summary of capital share activity follows:
                                                                            --------------------------------------------------------
                                                                                    Year ended                   Year ended
                                                                                  March 31, 1998               March 31, 1997

                                                                                Shares        Value          Shares        Value
                                                                            --------------------------------------------------------

Shares sold ...........................................................        120,211     $2,302,970        151,410     $2,576,321
Shares issued for reinvestment
     of distributions .................................................         31,855        669,689          8,025        133,540
                                                                            ----------     ----------     ----------     ----------

                                                                               152,066      2,972,659        159,435      2,709,861

Shares redeemed .......................................................        (44,640)      (887,101)       (18,655)      (315,867)
                                                                            ----------     ----------     ----------     ----------

     Net increase .....................................................        107,426     $2,085,558        140,780     $2,393,994
                                                                            ==========     ==========     ==========     ==========



See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year ended   Year ended   Year ended   Year ended   Year ended
                                                                       March 31,    March 31,    March 31,    March 31,    March 31,
                                                                           1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ..............................        $16.61       $15.81       $12.36       $11.48       $11.05

      Income from investment operations
           Net investment income (loss) .........................         (0.03)        0.05         0.00         0.00        (0.02)
           Net realized and unrealized gain on investments ......          7.31         1.36         3.72         1.01         0.52
                                                                     ----------   ----------   ----------   ----------   ----------

               Total from investment operations .................          7.28         1.41         3.72         1.01         0.50
                                                                     ----------   ----------   ----------   ----------   ----------

      Distributions to shareholders from
           Net investment income ................................         (0.00)       (0.05)        0.00         0.00         0.00
           Net realized gain from investment transactions .......         (1.98)       (0.56)       (0.27)       (0.13)       (0.07)
           Distributions in excess of net realized gains ........         (0.04)        0.00         0.00         0.00         0.00
                                                                     ----------   ----------   ----------   ----------   ----------

               Total distributions ..............................         (2.02)       (0.61)       (0.27)       (0.13)       (0.07)
                                                                     ----------   ----------   ----------   ----------   ----------

Net asset value, end of year ....................................        $21.87       $16.61       $15.81       $12.36       $11.48
                                                                     ==========   ==========   ==========   ==========   ==========

Total return ....................................................         44.68%        8.91%       30.25%        8.90%        4.51%
                                                                     ==========   ==========   ==========   ==========   ==========

Ratios/supplemental data
      Net assets, end of year ...................................    $8,149,770   $4,405,020   $1,965,862   $1,130,020   $  717,896
                                                                     ==========   ==========   ==========   ==========   ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ........          1.98%        3.37%        5.58%        8.32%       11.86%
           After expense reimbursements and waived fees .........          1.20%        1.20%        1.56%        2.00%        2.00%

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees ........        (0.94)%      (1.85)%      (4.20)%      (6.41)%     (10.19)%
           After expense reimbursements and waived fees .........        (0.16)%        0.32%        0.01%      (0.11)%      (0.36)%

      Portfolio turnover rate ...................................         38.42%       34.21%       48.06%        7.29%       48.05%

      Average broker commissions per share (a)  .................       $0.0507      $0.0505           -            -            -

(a)  Represents  total  commission  paid on  portfolio  securities  divided by total  portfolio  shares  purchased  or sold on which commissions were charged.



See accompanying notes to financial statements

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. The Fund began operations on August 11, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                    As a result of the Fund's operating net investment loss, a reclassification adjustment of $10,215 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease net realized short-term gains on investments.

                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements.
                    Actual results could differ from those estimated.

              F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $41,375 ($0.13 per share) and has voluntarily reimbursed $8,549 of the Fund's operating expenses for the year ended March 31, 1998.

                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

              At March 31, 1998, the Advisor and its officers held 32,095 shares or 8.61% of the Fund shares outstanding.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $3,322,120 and $2,289,072, respectively, for the year ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Brown Capital Management Equity Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Brown Capital Management Equity Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

                         Brown Capital Management Funds
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069

                                                          Telephone 919-972-9922
                                                       U. S. WATTS 800-525- FUND
                                                          Facsimile 919-442-4226

April 15, 1998



Dear Shareholder:

I am sure you're tired of hearing about the unprecedented series of consecutive years of 20+% gains in the broad stock market. Perhaps what isn't as widely known, is that we have experienced an unprecedented streak of six years of earnings increases for the S&P 500. The only period that has come close in the last 50 years is 1962-1966. We expect the streak to continue, albeit at a slower pace in 1998.

While the Washington press corps was ensconced in nosing out scandals (don't worry this letter will not go there), the economy and the market continued its upward trend. The S&P 500 Index increased 48.0%, on a total return basis, during the fiscal year. Large capitalization indices still outperformed smaller capitalization indices (the Russell 2000 Index was up 42.0%). The Lehman Government/Corporate Bond Index returned 12.4% for the same period.

What hasn't been adequately discussed is the explanation behind the unprecedented gains in the stock market. For the past couple of years, we (like many others) have stated, at the beginning of the year, that we expect market gains to revert to the historic norm of 10-11%. It hasn't happened, and the reason can be traced to two primary factors-- greater than expected declines in interest rates and an expansion in price earnings ratios. At the risk of sounding redundant, in 1998 we expect - (1) the broad stock market to return the historical returns of 10-11%, (2) the small and mid-cap companies to play catch-up, and (3) bonds to offer very competitive returns with stocks.

The table below is helpful in providing some insights into the narrow and skewed market performance in calendar year 1997.

------------------------- ----------------- ---------------- ------------------
                               12/31/96-        6/30/97-          10/27/97-
                                6/30/97         10/26/97          12/31/97
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
S&P 500                          20.6%            6.9%              11.0%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 1000 Growth              19.6%            6.4%              10.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000                     10.2%           13.4%               4.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000 Growth               5.2%           14.4%               1.5%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell Mid-Cap Growth           10.5%           12.5%               6.5%
------------------------- ----------------- ---------------- ------------------

Clearly, the first half of calendar 1997 was dominated by large capitalization companies, and the S&P 500 outperformed the Russell 2000 by 1040 basis points. More specifically, what cannot be gleaned from the chart, but as indicated above, the performance was fueled by the highly liquid "super market caps". However, from mid-year up to the market setback on October 27, the tables reversed just as dramatically. The Russell 2000 and Russell Mid-Cap Growth index outperformed the S&P 500 by 650 and 750 basis points respectively. But, the unexpected happened after the October 27 market setback. One would have expected the leadership to have remained with the small and mid-cap companies that derive the major portion of their sales and earnings domestically. It is clear from the chart that this didn't occur. Rather, the S&P 500 outperformed the Russell 2000 and Russell 2000 Mid-Cap Growth indices by 670 and 950 basis points respectively from October 27 through calendar year-end. Obviously to date, in the aftermath of the Asian crisis, the perceived safety of the very large companies has overwhelmed the international exposure of many of these companies.

Calendar 1997 proved to be a challenging year for bottom-up stock pickers with a growth investment approach for a couple of reasons. First, the gains in the market were narrow and were fueled by the very large companies, referred to by a newly coined term, "super market caps". Second, "bombs going off". Companies reporting or "signaling" disappointing earnings were severely punished in the marketplace. How did these phenomena directly affect the performance results achieved in the Equity Fund and the equity portion of the Balanced Fund? With respect to the first item, for the first six months of the year we considered most of the companies (e.g., Coca Cola, Gillette, Proctor and Gamble), even though growth companies, to be overvalued. Directionally, we were right on the mark with respect to market capitalization in managing the Equity Fund. The weighted market capitalization of the portfolio increased from approximately $10 billion at the beginning of 1997 to $26 billion by the end of the calendar year. With respect to the second item, we were fortunate during the first nine months of 1997 in that we escaped the "bombs" (instant price declines of 20% or more in response to a news item--our definition) experienced by many investors. However, we were not as fortunate in the third fiscal quarter. In fact, three stocks that can be classified as "bombs" by the above definition explain almost all of the underperformance in the third fiscal quarter. These three stocks declined by the following amounts from the date of the specific news announcement to calendar year-end: Green Tree Financial down 35%, Fastenal down 24%, and Wisconsin Central Transportation down 22%. Our job of course is to assess whether anything has changed fundamentally with these or any other holdings in your portfolio. We are hard at work making these assessments, and evaluating new investment opportunities that will produce superior returns in 1998 and beyond.

The Asian woes and their implications are serious, but not fatal. It is highly likely that they will cause our GDP growth to be lower by an estimated 1/2-1%. The good news is that the market's narrow focus and the Asian crisis will pass. Additionally, we will have modest domestic real GDP accompanied by modest inflation (not deflation in our opinion), and low interest rates. El Nino may actually have aided the economy in the most recent quarter--lower energy costs, due to warmer than usual weather, helped retail spending. The other good news is that we have a portfolio of companies with superior characteristics relative to the performance benchmark that are attractively priced. We have found that over time this is a winning combination that translates into superior performance.

As usual, some economic sectors in the portfolio contributed to the performance and others hindered the performance. For the mid/large capitalization equities in the Equity and Balanced Funds, the top contributing sectors were Technology, Consumer Cyclical and Consumer Staples, while the drags were Utilities and Basic Materials. For the small companies in the Small Company Fund, the top contributing sectors were Technology and Consumer Discretionary, while Energy was the worst performing sector.

During the most recent quarter, we made few strategic changes. Outsourcing continues to be a major trend. We took the following actions to increase our exposure to an area that we have invested in for quite a while:

In the Equity Fund and the equity portion of the Balanced Fund, we sold Intel Corp and we bought IBM. While both are technology companies, we decided to trim our exposure to a hardware component-related company that may come under some pricing pressure and to add a company that will benefit from outsourcing and information technology. IBM has a stated goal to "turn IBM into the world's premier knowledge management company". In 1997, 49.1% of IBM's revenue came from Services, Software and Maintenance and we believe IBM can play a major role in outsourcing by other companies. We added FiServ, a company that provides financial data processing systems and information management services and products to financial entities. While the Energy sector is traditionally not thought of as a growth sector, we believe the current valuations of some growth-oriented oil service companies are compelling. We added Schlumberger to the portfolio.

In the Small Company Fund, we added Applied Digital Access, a company that provides network management software and services, Best Software, a company that provides human resources and payroll management software solutions, and, Concord Communications, a software-based company that provides performance analysis and reporting solutions for the management of computer networks. Additionally, we purchased Applied Analytical Industries, a company that provides product development and support services to the pharmaceutical and biotechnology industries.

The fixed income portion of the Balanced Fund found fixed income markets fairly quiet in the most recent quarter. At the end of the quarter, the long-term Treasury bond at 5.93% was about the same as at year-end. Considering the yield curve, the spread relationships extant in the marketplace, and the fact that we don't expect a significant decline in interest rates near-term, we think the current portfolio structure is appropriate. Currently, we are emphasizing intermediate-term maturity and high quality bonds.

Our overall view on the market has not changed. We still believe the market (using the S&P500 as a proxy) to be fairly fully valued - trading at 21 times estimated forward twelve months earnings. While P/E's may have expanded as far as they can in the current interest rate environment, we believe steady earnings growth and a low inflation environment create an upside potential at least equal to the growth in earnings. However, the economic expansion is in its eighth year and most to the benefits of restructuring are behind us. Rising labor costs may limit margins, and earnings growth may be tied solely to revenue growth. Companies may not be able to increase prices in the current environment of inter-global competition and low inflation. We continue to believe stock selection is key.

Sincerely,


Eddie C. Brown
President

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                    Performance Update - $10,000 Investment

            For the period from September 30, 1992 to March 31, 1998


                      BCM Balanced          75% S&P 500 w/Income Index
                      Fund                  25% Lehman Gov/Corp Bond Index

  9/30/92             10,000                10,000
 12/31/92             10,579                10,380
  3/31/93             10,774                10,840
  6/30/93             10,779                10,959
  9/30/93             11,208                11,262
 12/31/93             11,611                11,450
  3/31/94             11,297                11,034
  6/30/94             11,168                11,036
  9/30/94             11,644                11,459
 12/31/94             11,468                11,467
  3/31/95             12,195                12,456
  6/30/95             13,417                13,559
  9/30/95             14,593                14,456
 12/31/95             14,880                15,285
  3/31/96             15,493                15,859
  6/30/96             15,887                16,445
  9/30/96             16,339                16,912
 12/31/96             16,938                18,159
  3/31/97             16,579                18,529
  6/30/97             18,557                21,312
  9/30/97             20,114                22,773
 12/31/97             20,136                23,439
  3/31/98             22,582                26,259

This graph depicts the performance of The Brown Capital Management Balanced Fund versus a combined index of 75% S&P 500 w/Income Index and 25% Lehman Government/Corporate Bond Index. It is important to note that The Brown Capital Management Balanced Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

-----------------------------------------------
Since Inception     One Year      Five Years
-----------------------------------------------
    15.96%           36.19%         15.94%
-----------------------------------------------


The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $22,582 - total investment return of 125.82% since September 30, 1992.

At March 31, 1998, a similar investment in a combined index of 75% S&P 500 w/Income and 25% Lehman Government/Corporate Bond Index would have grown to $26,259 - total investment return of 162.59% since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 74.36%

       Beverages - 1.78%
            The Coca-Cola Company ................................................                    1,400               $  108,238
                                                                                                                          ----------

       Building Materials - 1.28%
            Fastenal Company .....................................................                    1,800                   78,075
                                                                                                                          ----------

       Commercial Services - 1.38%
            Equifax, Inc. ........................................................                    2,300                   83,950
                                                                                                                          ----------

       Computers - 5.13%
       (a)  Bay Networks, Inc. ...................................................                    1,600                   43,400
       (a)  EMC Corporation ......................................................                    3,000                  113,438
            Hewlett-Packard Company ..............................................                    1,300                   82,388
            International Business Machines ......................................                      700                   72,713
                                                                                                                          ----------
                                                                                                                             311,939
                                                                                                                          ----------
       Computer Software & Services - 11.92%
       (a)  Acxiom Corporation ...................................................                    4,000                  102,493
       (a)  BMC Software, Inc. ...................................................                    1,100                   92,194
       (a)  Cisco Systems, Inc. ..................................................                      650                   44,444
       (a)  Fiserv, Inc. .........................................................                      700                   44,363
       (a)  Microsoft Corporation ................................................                    1,400                  125,300
       (a)  Oracle Corporation ...................................................                    2,837                   89,543
       (a)  Sterling Commerce, Inc. ..............................................                    2,211                  102,535
       (a)  Sterling Software, Inc. ..............................................                    2,200                  124,300
                                                                                                                          ----------
                                                                                                                             725,172
                                                                                                                          ----------
       Cosmetics & Personal Care - 0.78%
            Gillette Company .....................................................                      400                   47,475
                                                                                                                          ----------

       Electronics - 5.95%
            Belden, Inc. .........................................................                    2,100                   87,938
            General Electric Company .............................................                      700                   60,200
            Honeywell Inc. .......................................................                    1,200                   99,225
       (a)  Solectron Corporation ................................................                    2,700                  114,075
                                                                                                                          ----------
                                                                                                                             361,438
                                                                                                                          ----------
       Entertainment - 3.35%
            Carnival Corporation .................................................                    1,550                  107,338
            The Walt Disney Company ..............................................                      900                   96,075
                                                                                                                          ----------
                                                                                                                             203,413
                                                                                                                          ----------
       Financial - Banks, Money Center - 2.28%
            Chase Manhattan Corporation ..........................................                    1,028                  138,652
                                                                                                                          ----------



                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                     Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Financial Services - 4.40%
            Green Tree Financial Corporation .....................................                    4,200               $  119,438
            T. Rowe Price Associates, Inc. .......................................                    2,100                  147,788
                                                                                                                          ----------
                                                                                                                             267,226
                                                                                                                          ----------
       Hand & Machine Tools - 0.88%
            Danaher Corporation ..................................................                      700                   53,244
                                                                                                                          ----------

       Household Products & Housewares - 1.75%
            Newell Company .......................................................                    2,200                  106,563
                                                                                                                          ----------

       Insurance - Life & Health - 0.96%
            AFLAC Incorporated ...................................................                      925                   58,506
                                                                                                                          ----------

       Leisure - 0.76%
            Harley-Davidson, Inc. ................................................                    1,400                   46,200
                                                                                                                          ----------

       Medical - Hospital Management & Service - 2.80%
       (a)  Health Care and Retirement Corporation ...............................                    2,325                   99,830
       (a)  Health Management Associates, Inc. ...................................                    2,450                   70,131
                                                                                                                          ----------
                                                                                                                             169,961
                                                                                                                          ----------
       Medical Supplies - 1.56%
            Johnson & Johnson ....................................................                    1,300                   94,981
                                                                                                                          ----------

       Manufacturing - 2.78%
            Illinois Tool Works, Inc. ............................................                    1,600                  103,600
            The Perkin-Elmer Corporation .........................................                      900                   65,081
                                                                                                                          ----------
                                                                                                                             168,681
                                                                                                                          ----------
       Oil & Gas - Equipment & Services - 1.50%
            Schlumberger Limited .................................................                    1,200                   90,900
                                                                                                                          ----------

       Pharmaceuticals - 6.81%
       (a)  Alza Corporation .....................................................                    2,600                  116,513
            Cardinal Health, Inc. ................................................                    2,150                  189,603
       (a)  R.P. Scherer Corporation .............................................                    1,600                  108,000
                                                                                                                          ----------
                                                                                                                             414,116
                                                                                                                          ----------
       Real Estate - 1.35%
            The Rouse Company ....................................................                    2,600                   81,900
                                                                                                                          ----------

       Restaurants & Food Service - 2.33%
       (a)  The Cheesecake Factory ...............................................                    1,850                   61,628
            Cracker Barrel Old Country Store, Inc. ...............................                    2,000                   80,000
                                                                                                                          ----------
                                                                                                                             141,628
                                                                                                                          ----------

                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Retail - Department Stores - 1.08%
            Dollar General Corporation ...........................................                    1,697               $   65,653
                                                                                                                          ----------

       Retail - Grocery - 1.74%
            Casey's General Stores, Inc. .........................................                    6,600                  105,600
                                                                                                                          ----------

       Retail - Specialty Line - 5.30%
       (a)  AutoZone, Inc. .......................................................                    4,300                  145,663
            The Home Depot, Inc. .................................................                    2,625                  176,531
                                                                                                                          ----------
                                                                                                                             322,194
                                                                                                                          ----------
       Telecommunications Equipment - 1.04%
       (a)  ADC Telecommunications, Inc. .........................................                    2,300                   63,394
                                                                                                                          ----------

       Transportation - Rail - 1.44%
       (a)  Wisconsin Central Transportation Corporation .........................                    3,100                   87,285
                                                                                                                          ----------

       Utilities - Gas - 2.03%
            MCN Energy Group Inc. ................................................                    3,300                  123,338
                                                                                                                          ----------

       Total Common Stocks (Cost $3,042,927) .....................................                                         4,519,722
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Interest          Maturity
                                                               Principal           Rate              Date
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.91%

       United States Treasury Note ......................      $ 20,000           6.250%           08/15/23                   20,634
       United States Treasury Note ......................        70,000           6.375%           07/15/99                   70,722
       United States Treasury Note ......................        90,000           6.375%           08/15/02                   92,489
       United States Treasury Note ......................       100,000           7.500%           02/15/05                  110,141
       United States Treasury Note ......................       100,000           7.750%           01/31/00                  103,750
       Federal Home Loan Bank ...........................       100,000           0.000%           07/14/17                   21,983
                                                                                                                          ----------

            Total U.S. Government and Agency Obligations (Cost $404,593) .........                                           419,719
                                                                                                                          ----------

CORPORATE OBLIGATIONS - 9.58%

       Alabama Power Company ............................        15,000           7.750%           02/01/23                   15,417
       Boston Edison Company ............................        40,000           7.800%           05/15/10                   43,156
       Chase Manhattan Corporation ......................        30,000           6.500%           08/01/05                   30,150
       Chesapeake & Potomac Telephone of Virginia .......        50,000           7.250%           06/01/12                   50,250
       Citicorp .........................................        15,000           7.125%           06/01/03                   15,551


                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Interest           Maturity                  Value
                                                               Principal          Rate               Date                  (note 1)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - (Continued)

       Colgate-Palmolive Company ........................      $ 50,000           7.150%            11/29/11              $   52,508
       Ford Motor Credit Corporation ....................        40,000           7.250%            09/01/10                  42,055
       ITT Corporation ..................................        50,000           7.375%            11/15/15                  47,875
       Merrill Lynch ....................................        75,000           7.150%            07/30/12                  76,380
       Monsanto Company .................................        45,000           6.210%            02/05/08                  44,986
       Nationsbank Corporation ..........................        15,000           6.875%            02/15/05                  15,436
       The Rouse Company ................................        10,000           8.500%            01/15/03                  10,293
       The Walt Disney Company ..........................        50,000           7.750%            09/30/11                  51,128
       Time Warner, Inc. ................................        20,000           9.150%            02/01/23                  24,400
       U. S. F. & G. Corporation ........................        60,000           7.125%            06/01/05                  62,371
                                                                                                                          ----------

            Total Corporate Obligations (Cost $559,828) ..........................                                           581,956
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Shares
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 8.06%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares .............................                   269,802                 269,802
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Shares ...............................                   220,219                 220,219
                                                                                                                          ----------

            Total Investment Companies (Cost $490,021) ...........................                                           490,021
                                                                                                                          ----------


Total Value of Investments (Cost $4,497,369 (b)) .................................                           98.91%       $6,011,418
Other Assets Less Liabilities ....................................................                            1.09%           66,319
                                                                                                            ------        ----------
       Net Assets ................................................................                          100.00%       $6,077,737
                                                                                                            ======        ==========


       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

            Unrealized appreciation                                                                                      $1,547,924
            Unrealized depreciation                                                                                         (33,875)
                                                                                                                        -----------

                            Net unrealized appreciation                                                                  $1,514,049
                                                                                                                         ==========




See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $4,497,369) .......................................................                   $6,011,418
       Cash ..........................................................................................                       11,449
       Income receivable .............................................................................                       16,018
       Receivable for investments sold ...............................................................                       51,998
                                                                                                                         ----------

            Total assets .............................................................................                    6,090,883
                                                                                                                         ----------

LIABILITIES
       Accrued expenses ..............................................................................                        5,590
       Payable for investment purchases ..............................................................                        7,556
                                                                                                                         ----------

            Total liabilities ........................................................................                       13,146
                                                                                                                         ----------

NET ASSETS
       (applicable to 361,039 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .......................................                   $6,077,737
                                                                                                                         ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($6,077,737 / 361,039 shares) .................................................................                   $    16.83
                                                                                                                         ==========

NET ASSETS CONSIST OF
       Paid-in capital ...............................................................................                   $4,547,013
       Distribution in excess of net investment income ...............................................                          (60)
       Undistributed net realized gain on investments ................................................                       16,735
       Net unrealized appreciation on investments ....................................................                    1,514,049
                                                                                                                         ----------
                                                                                                                         $6,077,737
                                                                                                                         ==========




See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998


INVESTMENT INCOME

       Income
            Interest .....................................................................................               $   67,266
            Dividends ....................................................................................                   47,157
                                                                                                                         ----------

                 Total income ............................................................................                  114,423
                                                                                                                         ----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   32,686
            Fund administration fees (note 2) ............................................................                   12,572
            Custody fees .................................................................................                    3,993
            Registration and filing administration fees (note 2) .........................................                    5,030
            Fund accounting fees (note 2) ................................................................                   21,000
            Audit fees ...................................................................................                    9,200
            Legal fees ...................................................................................                    4,390
            Securities pricing fees ......................................................................                    3,751
            Shareholder recordkeeping fees ...............................................................                      469
            Shareholder servicing expenses ...............................................................                    3,190
            Registration and filing expenses .............................................................                    4,220
            Printing expenses ............................................................................                    3,362
            Trustee fees and meeting expenses ............................................................                    4,243
            Other operating expenses .....................................................................                    3,755
                                                                                                                         ----------

                 Total expenses ..........................................................................                  111,861
                                                                                                                         ----------

                 Less:
                       Expense reimbursements (note 2) ...................................................                  (18,899)
                       Investment advisory fees waived (note 2) ..........................................                  (32,686)
                                                                                                                         ----------

                 Net expenses ............................................................................                   60,276
                                                                                                                         ----------

                       Net investment income .............................................................                   54,147
                                                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions .....................................................                 493,452
       Increase in unrealized appreciation on investments .................................................                 949,181
                                                                                                                         ----------

            Net realized and unrealized gain on investments ...............................................               1,442,633
                                                                                                                         ----------

                 Net increase in net assets resulting from operations .....................................              $1,496,780
                                                                                                                         ==========






See accompanying notes to financial statements

                                               THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                  STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year ended          Year ended
                                                                                                       March 31,           March 31,
                                                                                                           1998                1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

     Operations
         Net investment income .............................................................         $   54,147          $   57,822
         Net realized gain from investment transactions ....................................            493,452             105,701
         Increase in unrealized appreciation on investments ................................            949,181             104,335
                                                                                                     ----------          ----------

              Net increase in net assets resulting from operations .........................          1,496,780             267,858
                                                                                                     ----------          ----------

     Distributions to shareholders from
         Net investment income .............................................................            (54,255)            (58,004)
         Distribution in excess of net investment income ...................................                (60)                  0
         Net realized gain from investment transactions ....................................           (476,740)           (249,637)
                                                                                                     ----------          ----------

              Decrease in net assets resulting from distributions ..........................           (531,055)           (307,641)
                                                                                                     ----------          ----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ..............          1,237,359             595,122
                                                                                                     ----------          ----------

                   Total increase in net assets ............................................          2,203,084             555,339

NET ASSETS

     Beginning of year .....................................................................          3,874,653           3,319,314
                                                                                                     ----------          ----------

     End of year  (including undistributed net investment income of $108 in 1997)  .........         $6,077,737          $3,874,653
                                                                                                     ==========          ==========



(a) A summary of capital share activity follows:
                                                             -----------------------------------------------------------------------
                                                                       Year ended                                Year ended
                                                                     March 31, 1998                            March 31, 1997

                                                                 Shares            Value                 Shares             Value
                                                             -----------------------------------------------------------------------

Shares sold ............................................        111,277          $1,757,479              69,993          $  990,406
Shares issued for reinvestment
     of distributions ..................................         32,554             529,963              22,002             306,322
                                                             ----------          ----------          ----------          ----------

                                                                143,831           2,287,442              91,995           1,296,728

Shares redeemed ........................................        (67,688)         (1,050,083)            (48,277)           (701,606)
                                                             ----------          ----------          ----------          ----------

     Net increase ......................................         76,143          $1,237,359              43,718          $  595,122
                                                             ==========          ==========          ==========          ==========




See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year ended   Year ended   Year ended   Year ended   Year ended
                                                                      March 31,    March 31,    March 31,    March 31,    March 31,
                                                                          1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .............................        $13.60       $13.76       $11.56       $11.02       $10.62

      Income from investment operations
           Net investment income ...............................          0.17         0.21         0.12         0.10         0.08
           Net realized and unrealized gain on investments .....          4.65         0.76         2.98         0.77         0.43
                                                                    ----------   ----------   ----------   ----------   ----------

               Total from investment operations ................          4.82         0.97         3.10         0.87         0.51
                                                                    ----------   ----------   ----------   ----------   ----------

      Distributions to shareholders from
           Net investment income ...............................         (0.17)       (0.21)       (0.12)       (0.11)       (0.08)
           Net realized gain from investment transactions ......         (1.42)       (0.92)       (0.78)       (0.22)       (0.03)
                                                                    ----------   ----------   ----------   ----------   ----------

               Total distributions .............................         (1.59)       (1.13)       (0.90)       (0.33)       (0.11)
                                                                    ----------   ----------   ----------   ----------   ----------

Net asset value, end of year ...................................        $16.83       $13.60       $13.76       $11.56       $11.02
                                                                    ==========   ==========   ==========   ==========   ==========

Total return ...................................................         36.19%        7.01%       27.04%        8.04%        4.78%
                                                                    ==========   ==========   ==========   ==========   ==========

Ratios/supplemental data
      Net assets, end of year ..................................    $6,077,737   $3,874,653   $3,319,314   $2,296,206   $1,187,697
                                                                    ==========   ==========   ==========   ==========   ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .......          2.22%        2.85%        3.50%        5.43%        6.44%
           After expense reimbursements and waived fees ........          1.20%        1.20%        1.59%        2.00%        2.00%

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees .......          0.05%      (0.13)%      (0.97)%      (2.44)%      (3.69)%
           After expense reimbursements and waived fees ........          1.08%        1.51%        0.94%        1.00%        0.74%

      Portfolio turnover rate ..................................         33.54%       45.58%       43.59%        9.51%       28.56%

      Average broker commissions per share (a)  ................       $0.0509      $0.0506           -            -            -



(a)  Represents  total  commission  paid on  portfolio  securities  divided by total  portfolio  shares  purchased  or sold on which commissions were charged.



See accompanying notes to financial statements

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments. The Fund began operations on August 11, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.
                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

              F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $32,686 ($0.10 per share) and has voluntarily agreed to reimburse $18,899 of the Fund's operating expenses for the year ended March 31, 1998.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its

                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998


              services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

              At March 31, 1998, the Advisor and its officers held 24,959 shares or 6.913% of the Fund shares outstanding.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $2,203,989 and $1,515,195, respectively, for the year ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Balanced Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Brown Capital Management Balanced Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

                         Brown Capital Management Funds
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069

                                                          Telephone 919-972-9922
                                                       U. S. WATTS 800-525- FUND
                                                          Facsimile 919-442-4226

April 15, 1998



Dear Shareholder:

I am sure you're tired of hearing about the unprecedented series of consecutive years of 20+% gains in the broad stock market. Perhaps what isn't as widely known, is that we have experienced an unprecedented streak of six years of earnings increases for the S&P 500. The only period that has come close in the last 50 years is 1962-1966. We expect the streak to continue, albeit at a slower pace in 1998.

While the Washington press corps was ensconced in nosing out scandals (don't worry this letter will not go there), the economy and the market continued its upward trend. The S&P 500 Index increased 48.0%, on a total return basis, during the fiscal year. Large capitalization indices still outperformed smaller capitalization indices (the Russell 2000 Index was up 42.0%). The Lehman Government/Corporate Bond Index returned 12.4% for the same period.

What hasn't been adequately discussed is the explanation behind the unprecedented gains in the stock market. For the past couple of years, we (like many others) have stated, at the beginning of the year, that we expect market gains to revert to the historic norm of 10-11%. It hasn't happened, and the reason can be traced to two primary factors-- greater than expected declines in interest rates and an expansion in price earnings ratios. At the risk of sounding redundant, in 1998 we expect - (1) the broad stock market to return the historical returns of 10-11%, (2) the small and mid-cap companies to play catch-up, and (3) bonds to offer very competitive returns with stocks.

The table below is helpful in providing some insights into the narrow and skewed market performance in calendar year 1997.

------------------------- ----------------- ---------------- ------------------
                               12/31/96-        6/30/97-          10/27/97-
                                6/30/97         10/26/97          12/31/97
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
S&P 500                          20.6%            6.9%              11.0%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 1000 Growth              19.6%            6.4%              10.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000                     10.2%           13.4%               4.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000 Growth               5.2%           14.4%               1.5%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell Mid-Cap Growth           10.5%           12.5%               6.5%
------------------------- ----------------- ---------------- ------------------

Clearly, the first half of calendar 1997 was dominated by large capitalization companies, and the S&P 500 outperformed the Russell 2000 by 1040 basis points. More specifically, what cannot be gleaned from the chart, but as indicated above, the performance was fueled by the highly liquid "super market caps". However, from mid-year up to the market setback on October 27, the tables reversed just as dramatically. The Russell 2000 and Russell Mid-Cap Growth index outperformed the S&P 500 by 650 and 750 basis points respectively. But, the unexpected happened after the October 27 market setback. One would have expected the leadership to have remained with the small and mid-cap companies that derive the major portion of their sales and earnings domestically. It is clear from the chart that this didn't occur. Rather, the S&P 500 outperformed the Russell 2000 and Russell 2000 Mid-Cap Growth indices by 670 and 950 basis points respectively from October 27 through calendar year-end. Obviously to date, in the aftermath of the Asian crisis, the perceived safety of the very large companies has overwhelmed the international exposure of many of these companies.

Calendar 1997 proved to be a challenging year for bottom-up stock pickers with a growth investment approach for a couple of reasons. First, the gains in the market were narrow and were fueled by the very large companies, referred to by a newly coined term, "super market caps". Second, "bombs going off". Companies reporting or "signaling" disappointing earnings were severely punished in the marketplace. How did these phenomena directly affect the performance results achieved in the Equity Fund and the equity portion of the Balanced Fund? With respect to the first item, for the first six months of the year we considered most of the companies (e.g., Coca Cola, Gillette, Proctor and Gamble), even though growth companies, to be overvalued. Directionally, we were right on the mark with respect to market capitalization in managing the Equity Fund. The weighted market capitalization of the portfolio increased from approximately $10 billion at the beginning of 1997 to $26 billion by the end of the calendar year. With respect to the second item, we were fortunate during the first nine months of 1997 in that we escaped the "bombs" (instant price declines of 20% or more in response to a news item--our definition) experienced by many investors. However, we were not as fortunate in the third fiscal quarter. In fact, three stocks that can be classified as "bombs" by the above definition explain almost all of the underperformance in the third fiscal quarter. These three stocks declined by the following amounts from the date of the specific news announcement to calendar year-end: Green Tree Financial down 35%, Fastenal down 24%, and Wisconsin Central Transportation down 22%. Our job of course is to assess whether anything has changed fundamentally with these or any other holdings in your portfolio. We are hard at work making these assessments, and evaluating new investment opportunities that will produce superior returns in 1998 and beyond.

The Asian woes and their implications are serious, but not fatal. It is highly likely that they will cause our GDP growth to be lower by an estimated 1/2-1%. The good news is that the market's narrow focus and the Asian crisis will pass. Additionally, we will have modest domestic real GDP accompanied by modest inflation (not deflation in our opinion), and low interest rates. El Nino may actually have aided the economy in the most recent quarter--lower energy costs, due to warmer than usual weather, helped retail spending. The other good news is that we have a portfolio of companies with superior characteristics relative to the performance benchmark that are attractively priced. We have found that over time this is a winning combination that translates into superior performance.

As usual, some economic sectors in the portfolio contributed to the performance and others hindered the performance. For the mid/large capitalization equities in the Equity and Balanced Funds, the top contributing sectors were Technology, Consumer Cyclical and Consumer Staples, while the drags were Utilities and Basic Materials. For the small companies in the Small Company Fund, the top contributing sectors were Technology and Consumer Discretionary, while Energy was the worst performing sector.

During the most recent quarter, we made few strategic changes. Outsourcing continues to be a major trend. We took the following actions to increase our exposure to an area that we have invested in for quite a while:

In the Equity Fund and the equity portion of the Balanced Fund, we sold Intel Corp and we bought IBM. While both are technology companies, we decided to trim our exposure to a hardware component-related company that may come under some pricing pressure and to add a company that will benefit from outsourcing and information technology. IBM has a stated goal to "turn IBM into the world's premier knowledge management company". In 1997, 49.1% of IBM's revenue came from Services, Software and Maintenance and we believe IBM can play a major role in outsourcing by other companies. We added FiServ, a company that provides financial data processing systems and information management services and products to financial entities. While the Energy sector is traditionally not thought of as a growth sector, we believe the current valuations of some growth-oriented oil service companies are compelling. We added Schlumberger to the portfolio.

In the Small Company Fund, we added Applied Digital Access, a company that provides network management software and services, Best Software, a company that provides human resources and payroll management software solutions, and, Concord Communications, a software-based company that provides performance analysis and reporting solutions for the management of computer networks. Additionally, we purchased Applied Analytical Industries, a company that provides product development and support services to the pharmaceutical and biotechnology industries.

The fixed income portion of the Balanced Fund found fixed income markets fairly quiet in the most recent quarter. At the end of the quarter, the long-term Treasury bond at 5.93% was about the same as at year-end. Considering the yield curve, the spread relationships extant in the marketplace, and the fact that we don't expect a significant decline in interest rates near-term, we think the current portfolio structure is appropriate. Currently, we are emphasizing intermediate-term maturity and high quality bonds.

Our overall view on the market has not changed. We still believe the market (using the S&P500 as a proxy) to be fairly fully valued - trading at 21 times estimated forward twelve months earnings. While P/E's may have expanded as far as they can in the current interest rate environment, we believe steady earnings growth and a low inflation environment create an upside potential at least equal to the growth in earnings. However, the economic expansion is in its eighth year and most to the benefits of restructuring are behind us. Rising labor costs may limit margins, and earnings growth may be tied solely to revenue growth. Companies may not be able to increase prices in the current environment of inter-global competition and low inflation. We continue to believe stock selection is key.

Sincerely,


Eddie C. Brown
President

                          THE BROWN CAPITAL MANAGEMENT
                               SMALL COMPANY FUND

                    Performance Update - $10,000 Investment

            For the period from December 31, 1992 to March 31, 1998


                BCM Small Co        Russell 2000          NASDAQ Industrials
                Fund                Index                 Index

12/31/92        10,000              10,000                10,000
 3/31/93         9,877              10,371                 9,843
 6/30/93         9,855              10,558                10,063
 9/30/93        10,325              11,445                10,761
12/31/93        10,574              11,700                11,116
 3/31/94        10,311              11,340                10,746
 6/30/94         9,680              10,872                 9,852
 9/30/94        10,307              11,589                10,724
12/31/94        11,077              11,328                10,398
 3/31/95        12,066              11,816                11,079
 6/30/95        13,037              12,882                12,251
 9/30/95        14,266              14,164                13,607
12/31/95        14,839              14,453                13,391
 3/31/96        16,048              15,188                14,244
 6/30/96        16,706              15,968                15,450
 9/30/96        17,098              16,020                15,429
12/31/96        17,374              16,838                15,474
 3/31/97        16,299              15,973                14,214
 6/30/97        18,742              18,550                16,536
 9/30/97        20,860              21,300                19,239
12/31/97        20,116              20,577                17,101
 3/31/98        23,119              22,695                19,090

This graph depicts the performance of The Brown Capital Management Small Company Fund versus the Russell 2000 Index and the NASDAQ Industrials Index. It is important to note that The Brown Capital Management Small Company Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

---------------------------------------------------
Since Inception      One Year         Five Years
---------------------------------------------------
17.31%               41.84%           18.53%
---------------------------------------------------


The graph assumes an initial $10,000 investment at December 31, 1992. All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $23,119 - total investment return of 131.19% since December 31, 1992.

At March 31, 1998, a similar investment in the Russell 2000 Index would have grown to $22,695 - total investment return of 126.95% and the NASDAQ Industrials Index would have grown to $19,090 - total investment return of 90.90%, since December 31, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.51%

       Advertising - 1.90%
        (a) Catalina Marketing Corporation .......................................                    4,200              $   220,237
                                                                                                                         -----------

       Biopharmaceuticals - 1.50%
            The Perkin-Elmer Corporation .........................................                    2,397                  173,333
                                                                                                                         -----------

       Chemicals - 0.97%
        (a) Synthetech, Inc. .....................................................                   18,200                  112,612
                                                                                                                         -----------

       Commercial Services - 3.81%
            Paychex, Inc. ........................................................                    2,375                  137,008
        (a) Quintiles Transnational Corp. ........................................                    6,200                  298,762
        (a) Walsh International Inc. .............................................                      300                    4,650
                                                                                                                         -----------
                                                                                                                             440,420
                                                                                                                         -----------
       Computers - 0.96%
        (a) RadiSys Corporation ..................................................                    4,400                  110,550
                                                                                                                         -----------

       Computer Software & Services - 44.89%
        (a) Acxiom Corporation ...................................................                   17,700                  453,563
        (a) Advent Software, Inc. ................................................                    8,300                  394,250
        (a) American Business Information, Inc. Cl-A .............................                    8,200                  107,625
        (a) American Business Information, Inc. Cl-B .............................                    8,200                  116,850
        (a) American Software, Inc. ..............................................                   13,500                  106,313
        (a) Best Software, Inc. ..................................................                    8,800                  133,100
        (a) BMC Software, Inc. ...................................................                    7,573                  634,746
        (a) Cerner Corporation ...................................................                   10,500                  225,094
        (a) CFI ProServices, Inc. ................................................                   12,100                  178,475
        (a) Concord Communications, Inc. .........................................                    4,000                  104,500
        (a) Datastream Systems, Inc. .............................................                    8,600                  190,275
        (a) Dendrite International, Inc. .........................................                   14,200                  408,250
            Fair, Isaac and Company, Incorporated ................................                    9,200                  346,725
        (a) Hyperion Software Corporation ........................................                    7,800                  345,150
        (a) Network Associates, Inc. .............................................                    5,725                  379,281
        (a) Platinum Technology, Inc. ............................................                    5,600                  144,900
        (a) QuickResponse Services, Inc. .........................................                    4,100                  219,350
        (a) SPSS, Inc. ...........................................................                    4,600                  108,100
        (a) Structural Dynamics Research Corporation .............................                   10,400                  260,650
        (a) The BISYS Group, Inc. ................................................                    6,700                  236,175
        (a) Tripos, Inc. .........................................................                    7,600                   98,800
                                                                                                                         -----------
                                                                                                                           5,192,172
                                                                                                                         -----------
       Electronics - 2.48%
        (a) Sanmina Corporation ..................................................                    4,100                  286,744
                                                                                                                         -----------

                                                                                                                         (Continued)

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Financial Services - 3.16%
            T. Rowe Price Associates, Inc. .......................................                    5,200              $   365,950
                                                                                                                         -----------

       Furniture & Home Appliances - 1.26%
            Juno Lighting, Inc. ..................................................                    6,900                  145,762
                                                                                                                         -----------

       Hand & Machine Tools - 1.79%
        (a) Flow International Corporation .......................................                   20,300                  206,806
                                                                                                                         -----------

       Machine - Diversified - 1.89%
        (a) Cognex Corporation ...................................................                   10,200                  218,025
                                                                                                                         -----------

       Medical - Biotechnology - 3.13%
        (a) Affymetrix, Inc. .....................................................                    1,500                   52,219
        (a) Human Genome Sciences, Inc. ..........................................                    1,100                   43,794
        (a) Incyte Pharmaceuticals, Inc. .........................................                    1,200                   56,100
        (a) Pharmacopeia, Inc. ...................................................                   11,200                  210,000
                                                                                                                         -----------
                                                                                                                             362,113
                                                                                                                         -----------
       Medical - Hospital Management & Service - 3.40%
        (a) ABR Information Services, Inc. .......................................                   14,000                  393,750
                                                                                                                         -----------

       Medical Supplies - 11.62%
            Ballard Medical Products .............................................                    7,400                  199,800
            Biomet, Inc. .........................................................                    7,200                  216,000
            Diagnostic Products Corporation ......................................                    8,800                  245,300
            Life Technologies, Inc. ..............................................                    9,700                  373,450
        (a) Molecular Dynamics, Inc. .............................................                    6,700                   96,731
        (a) Techne Corporation ...................................................                   11,000                  213,125
                                                                                                                         -----------
                                                                                                                           1,344,406
                                                                                                                         -----------
       Miscellaneous - Manufacturing - 1.89%
        (a) Panavision Inc. ......................................................                    8,300                  218,394
                                                                                                                         -----------

       Pharmaceuticals - 4.79%
        (a) ALZA Corporation .....................................................                    9,600                  430,200
        (a) Applied Analytical Industries, Inc. ..................................                    7,300                  117,712
        (a) Crescenco Pharmaceuticals Corporation ................................                      420                    5,303
        (a) Lynx Therapeutics, Inc. ..............................................                       81                      810
                                                                                                                         -----------
                                                                                                                             554,025
                                                                                                                         -----------
       Real Estate Investment Trust - 1.31%
            Post Properties, Inc. ................................................                    3,800                  151,762
                                                                                                                         -----------



                                                                                                                         (Continued)

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Restaurants & Food Service - 4.10%
        (a) Au Bon Pain Company, Inc. ............................................                   29,300              $   247,219
        (a) The Cheesecake Factory ...............................................                    6,800                  226,525
                                                                                                                         -----------
                                                                                                                             473,744
                                                                                                                         -----------
       Retail - Specialty Line - 1.28%
            Fastenal Company .....................................................                    3,400                  147,475
                                                                                                                         -----------

       Telecommunications Equipment - 0.38%
        (a) Applied Digital Access, Inc. .........................................                    5,500                   44,000
                                                                                                                         -----------

       Warrants - 0.00%
        (a) ALZA Corporation, expiration date December 31, 1999 ..................                      150                      145
        (a) The Perkin-Elmer Corporation, expiraton date September 11, 2003 ......                       27                      130
                                                                                                                         -----------
                                                                                                                                 275
                                                                                                                         -----------

            Total Common Stocks (Cost $7,133,876) ................................                                        11,162,555
                                                                                                                         -----------

INVESTMENT COMPANY - 3.49%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares  ............................                  403,845                  403,845
            (Cost $403,845)                                                                                              -----------


Total Value of Investments (Cost $7,537,721 (b)) .................................                         100.00 %      11,566,400
Liabilities In Excess of Other Assets ............................................                          (0.00)%            (456)
                                                                                                           ------       -----------
       Net Assets ................................................................                         100.00 %     $11,565,944
                                                                                                           ======       ===========




       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


            Unrealized appreciation                                                                                      $4,163,722
            Unrealized depreciation                                                                                        (135,043)
                                                                                                                         ----------

                            Net unrealized appreciation                                                                  $4,028,679
                                                                                                                         ==========

See accompanying notes to financial statements

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $7,537,721) .....................................................                     $11,566,400
       Income receivable ...........................................................................                           6,303
       Other assets ................................................................................                           6,109
                                                                                                                         -----------

            Total assets ...........................................................................                      11,578,812
                                                                                                                         -----------

LIABILITIES
       Accrued expenses ............................................................................                           5,873
       Payable for investment purchases ............................................................                           1,859
       Other liabilities ...........................................................................                           5,136
                                                                                                                         -----------

            Total liabilities ......................................................................                          12,868
                                                                                                                         -----------

NET ASSETS
       (applicable to 550,128 Institutional shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .....................................                     $11,565,944
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($11,565,944 / 550,128 shares) ..............................................................                     $     21.02
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital .............................................................................                     $ 7,495,546
       Undistributed net realized gain on investments ..............................................                          41,719
       Net unrealized appreciation on investments ..................................................                       4,028,679
                                                                                                                         -----------
                                                                                                                         $11,565,944
                                                                                                                         ===========




See accompanying notes to financial statements

                                             BROWN CAPTIAL MANAGEMENT SMALL COMPANY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998



INVESTMENT LOSS

       Income
            Dividends ....................................................................................               $   74,036
            Miscellaneous ................................................................................                    2,615
                                                                                                                         ----------

                 Total income ............................................................................                   76,651
                                                                                                                         ----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   93,370
            Fund administration fees (note 2) ............................................................                   23,279
            Custody fees .................................................................................                    4,810
            Registration and filing administration fees (note 2) .........................................                    5,798
            Fund accounting fees (note 2) ................................................................                   21,000
            Audit fees ...................................................................................                    9,200
            Legal fees ...................................................................................                    4,390
            Securities pricing fees ......................................................................                    3,671
            Shareholder recordkeeping fees ...............................................................                    1,698
            Shareholder servicing expenses ...............................................................                    4,288
            Registration and filing expenses .............................................................                    7,931
            Printing expenses ............................................................................                    3,672
            Trustee fees and meeting expenses ............................................................                    4,261
            Other operating expenses .....................................................................                    4,073
                                                                                                                         ----------

                 Total expenses ..........................................................................                  191,441
                                                                                                                         ----------

                 Less investment advisory fees waived (note 2) ...........................................                  (51,594)
                                                                                                                         ----------

                 Net expenses ............................................................................                  139,847
                                                                                                                         ----------

                       Net investment loss ...............................................................                  (63,196)
                                                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ....................................................                  264,971
       Increase in unrealized appreciation on investments ................................................                3,029,081
                                                                                                                         ----------

            Net realized and unrealized gain on investments ..............................................                3,294,052
                                                                                                                         ----------

                 Net increase in net assets resulting from operations ....................................               $3,230,856
                                                                                                                         ==========






See accompanying notes to financial statements

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year ended          Year ended
                                                                                                       March 31,           March 31,
                                                                                                           1998                1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

     Operations
         Net investment loss ...............................................................        $   (63,196)        $   (15,062)
         Net realized gain (loss) from investment transactions .............................            264,971             (66,449)
         Increase in unrealized appreciation on investments ................................          3,029,081             105,168
                                                                                                    -----------         -----------

              Net increase in net assets resulting from operations .........................          3,230,856              23,657
                                                                                                    -----------         -----------

     Distributions to shareholders from
         Net realized gain from investment transactions ....................................           (122,662)           (121,632)
                                                                                                    -----------         -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ..............          1,939,063           2,876,454
                                                                                                    -----------         -----------

                   Total increase in net assets ............................................          5,047,257           2,778,479

NET ASSETS

     Beginning of year .....................................................................          6,518,687           3,740,208
                                                                                                    -----------         -----------

     End of year ...........................................................................        $11,565,944         $ 6,518,687
                                                                                                    ===========         ===========



(a) A summary of capital share activity follows:
                                                            ------------------------------------------------------------------------
                                                                      Year ended                              Year ended
                                                                    March 31, 1998                          March 31, 1997

                                                                Shares             Value                Shares             Value
                                                            ------------------------------------------------------------------------

Shares sold .............................................       127,445         $ 2,137,857             215,413         $ 3,325,355
Shares issued for reinvestment
     of distributions ...................................         6,686             122,282               7,902             121,296
                                                            -----------         -----------         -----------         -----------

                                                                134,131           2,260,139             223,315           3,446,651

Shares redeemed .........................................       (18,185)           (321,076)            (36,296)           (570,197)
                                                            -----------         -----------         -----------         -----------

     Net increase .......................................       115,946         $ 1,939,063             187,019         $ 2,876,454
                                                            ===========         ===========         ===========         ===========





See accompanying notes to financial statements

                                             BROWN CAPTIAL MANAGEMENT SMALL COMPANY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year ended    Year ended    Year ended    Year ended    Year ended
                                                                   March 31,     March 31,     March 31,     March 31,     March 31,
                                                                       1998          1997          1996          1995          1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ........................          $15.01        $15.13        $12.24        $10.69        $10.67

      Income from investment operations
           Net investment loss ............................           (0.11)        (0.03)        (0.06)        (0.06)        (0.11)
           Net realized and unrealized gain on investments             6.36          0.27          4.00          1.86          0.59
                                                                -----------   -----------   -----------   -----------   -----------

               Total from investment operations ...........            6.25          0.24          3.94          1.80          0.48
                                                                -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net realized gain from investment transactions             (0.24)        (0.36)        (1.05)        (0.25)        (0.46)
                                                                -----------   -----------   -----------   -----------   -----------

Net asset value, end of year ..............................          $21.02        $15.01        $15.13        $12.24        $10.69
                                                                ===========   ===========   ===========   ===========   ===========


Total return ..............................................           41.84%         1.56%        33.00%        16.95%         4.39%
                                                                ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data

      Net assets, end of year .............................     $11,565,944   $ 6,518,687   $ 3,740,208   $ 2,609,361   $ 1,830,924
                                                                ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees               2.05%         2.70%         3.49%         4.49%         4.73%
           After expense reimbursements and waived fees                1.50%         1.50%         1.69%         2.00%         2.00%

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees             (1.23)%       (1.50)%       (2.29)%       (3.38)%       (4.03)%
           After expense reimbursements and waived fees              (0.68)%       (0.30)%       (0.50)%       (0.90)%       (1.34)%

      Portfolio turnover rate .............................           11.64%        13.39%        23.43%        32.79%        23.47%

      Average broker commissions per share (a) ............         $0.0520       $0.0482           -             -             -


(a)  Represents  total  commissions  paid on  portfolio  securities  divided by total  portfolio  shares  purchased or sold on which commissions were charged.



See accompanying notes to financial statements

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Small Company Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. The Fund began operations on July 23, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    As a result of the Fund's operating net investment loss, a reclassification adjustment of $34,855 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, brining it to zero, and decrease undistributed net realized gain on investments.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and

                                                                     (Continued)

                THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998


                    revenues  reported  in  the  financial  statements.   Actual
                    results could differ from those estimated.

              F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.50% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $51,594 ($0.10 per share) for the year ended March 31, 1998.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

              At March 31, 1998, the Advisor and its officers held 29,970 shares or 5.448% of the Fund shares outstanding.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $3,135,262 and $949,029, respectively, for the year ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Small Company Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Brown Capital Management Small Company Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998